Class A Shares CUSIP Number 58985A401

Class C Shares CUSIP Number 58985A500

 JUNE 15, 2005

MERIT TACTICAL TREASURY FUND

CLASS A SHARES

CLASS C SHARES

The Merit Tactical Treasury Fund (“Fund”) is a non-diversified, fund and a series of Merit Advisors Investment Trust (“Trust”).

This prospectus includes information about the Fund that you should know before investing.  This prospectus relates to the Class A and Class C Shares offered by the Fund.  The Fund also offers an additional class of shares, No Load Shares, which are offered by another prospectus. You should read this prospectus carefully before you invest or send money, and be kept for future reference.  For questions or for Shareholder Services, please call 1-877-556-3730.

Merit Advisors, Inc., the Fund’s investment advisor (the “Advisor”) expects the Fund to be used as a short-term investment vehicle by investors that follow the Advisor's Sell Signals.  Based upon certain market conditions or possible market conditions, the Advisor may recommend that its clients redeem their shares of the Fund (a "Sell Signal").   When the Advisor gives a Sell Signal, the Advisor posts simultaneously a notice of the Sell Signal on its web site at www.meritadvisors.com. Since investors have different investment objectives and strategies, a recommendation by the Advisor to its clients to redeem their shares should not necessarily be deemed a recommendation to all shareholders to redeem their shares in the Fund, and shareholders should consult their own investment advisor.  Please read the Prospectus for more information about the Sell Signals.

Investment Advisor

MERIT ADVISORS, INC.

13905 Quail Pointe Drive

Oklahoma City, Oklahoma 73134-1002

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

THE FUND

INVESTMENT OBJECTIVE

PRINCIPAL INVESTMENT STRATEGY

SELL SIGNALS

PRINCIPAL RISKS OF INVESTING IN THE FUND

PERFORMANCE INFORMATION

FEES AND EXPENSES OF THE FUND

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

INVESTMENT SUB-ADVISOR

PORTFOLIO MANAGEMENT TEAM

BOARD OF TRUSTEES

ADMINISTRATOR

TRANSFER AGENT

DISTRIBUTOR AND DISTRIBUTION OF SHARES

INVESTING IN THE FUND

MINIMUM INVESTMENT

PURCHASE AND REDEMPTION PRICE

PURCHASING SHARES

EXCHANGING SHARES

REDEEMING SHARES

OTHER IMPORTANT INVESTMENT INFORMATION

MARKET TIMING

TEMPORARY DEFENSIVE POSITIONS

DIVIDENDS, DISTRIBUTIONS, AND TAXES

PRIVACY POLICY

ADDITIONAL INFORMATION

THE FUND

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is to seek total return. The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGY

The Fund’s investment advisor, Merit Advisors, Inc. (the “Advisor”), believes that the Fund can benefit from the interest rate volatility of long-term U.S. government treasury bonds.  Based on signals generated by the Advisor’s proprietary investment model, the Fund will:

·      buy long-term treasuries, futures on long-term treasuries, and enter transactions for options on treasury futures. These trades will be executed when the Advisor believes that interest rates are declining and the value of the long term treasuries will increase, or

·      sell long-term treasuries and futures on said treasuries “short,”  as well as enter option transactions or swap agreements that would benefit from a decline in treasury prices when the Advisor believes that interest rates are rising and the value of long-term treasuries will decrease; or

·      invest in cash or cash equivalent positions when the Advisor’s investment model does not give a clear signal on the direction of interest rates.

When the Fund sells a security “short,” it sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction.

Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.   Swap agreements are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. Entering into financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

The Fund may engage in “leverage” by borrowing from banks up to one third of the value of its assets, and using the proceeds of the borrowings to make additional investments.  The Fund is a non-diversified fund, which means that it may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds.

Additional Information About the Fund’s Investment Objective and Strategy.  An investment in the Fund should not be considered a complete investment program.  An investor’s needs depend largely on his or her financial resources and individual investment goals and objectives.  The Advisor expects the Fund to be used as a short-term investment vehicle by investors that follow the Advisor’s “Sell Signals,” defined below. Consequently, some investors who engage in long-term investing and/or other long-term growth strategies and styles may not find the Fund to be an appropriate investment vehicle.

SELL SIGNALS

The Advisor may, from time to time, inform its individual clients as a whole that, based upon certain market conditions or possible market conditions, the Advisor recommends that they redeem their shares or exchange their shares of the Fund for corresponding Class A or C shares of another fund of the Trust with a different type of market exposure (“Sell Signal”).  In the event of a Sell Signal, it is likely that these individual clients will immediately redeem or exchange their Fund shares.  When the Advisor gives a Sell Signal, the Advisor posts simultaneously a notice of the Sell Signal on its web site at www.meritadvisors.com.  Since investors have different investment objectives and strategies, a recommendation by the Advisor to its individual clients to redeem their shares should not necessarily be deemed a recommendation to all shareholders to redeem their shares in the Fund.  Shareholders are advised to consult their own investment advisor with specific reference to their own investment or special situation.  As described in “Dividends, Distributions, and Taxes” below, a shareholder who redeems or exchanges shares of the Fund will generally realize a capital gain or loss and any gain may be subject to tax.  The Advisor does not intend to post a notice if the Advisor recommends to individual clients to redeem or exchange their shares due to their unique or individual investment or special situation(s).

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:

Management Style Risks:  The share price of the Fund changes daily based on the performance of the securities in which it invests.  The ability of the Fund to meet its investment objective is directly related to the Advisor’s allocation of the Fund’s assets.  The Advisor’s judgments about the attractiveness, value, and potential of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor’s judgment will produce the desired results.

Fluctuation of Fund Assets:. From time to time, the Advisor may issue a Sell Signal directing their clients to sell fund shares and re-deploy their assets in another asset class or investment strategy. Additionally, the Advisor may issue a buy signal moving client assets from another fund or asset class that would have the potential to dramatically increase the Fund’s assets.  After the Advisor issues a Sell Signal, assets in the Fund may be significantly reduced. Shareholders that do not respond to Sell Signals issued by the Advisor face the risk of increased fund expenses, decreased tax efficiency and diluted share value over periods where Fund assets are decreased by widespread redemptions.

Short Sales Risk: If the security sold short goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the security sold short goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund.

Interest Rate Risk:  The price of a fixed income security is dependent upon interest rates.  Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates.  A rise in interest rates will cause the value of fixed income securities to decrease.  The reverse is also true.  Consequently, there is the possibility that the value of the Fund’s investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise.  Changes in interest rates may have a significant effect on the Fund, particularly if the Fund is holding a significant portion of its assets in fixed income securities with long-term maturities.  The longer the term of a fixed income instrument, the more sensitive the value and price of the fixed income instrument will be to fluctuations in interest rates.  The Fund will generally purchase fixed income securities with maturities greater than one year.  When the Fund enters into short sales or futures, swaps or other derivatives, or uses leverage, the interest rate risk is potentially amplified.

Maturity Risk:  Maturity risk is another factor that can affect the value of the Fund’s debt security holdings.  In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its price sensitivity to changes in interest rates.  Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

Futures and Options Risk: The Fund may invest a percentage of its assets in futures and options contracts. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

o  Futures Contracts: Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

o  Options:  The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The risks associated with the Fund’s use of futures and options contracts include:

•      Due to differences between the cash, futures and options markets for treasury securities, the Fund may experience  losses over certain market ranges that exceed losses experienced by a fund that does not use futures contracts and options.

•      There may be an imperfect correlation between the changes in market value of the securities held by Fund and the prices of futures and options on futures.

•      Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous.

•      Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•      Because option premiums paid or received by the Fund is small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Credit Risk:  Credit risk is the risk that the issuer of a debt security will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations.  If the issuer fails to pay interest, the Fund’s income will be reduced.  If the issuer fails to repay principal, the value of that security and of the Fund’s shares may be reduced.

Market Risk:  Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.  The Fund’s performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions, and general bond and equity market conditions.

Swap Counterparty Credit Risk: The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to enter  a position. The Fund will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Portfolio Turnover Risk:  The annual portfolio turnover rate is the number of times a fund’s securities are replaced in a period of one year.  Increased turnover necessarily results in correspondingly higher brokerage costs and other transaction costs that the Fund must pay, and may result in accelerated realization of capital gains for federal income tax purposes.  The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. In addition, large movements of assets into and out of the Fund may negatively impact its abilities to achieve its investment objective.

Non-diversified Fund Risk:  The Fund is a non-diversified fund.  In general, a non-diversified fund may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds.  Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions.

Leverage Risk.  The Fund may engage in “leverage” by borrowing from banks up to 33 1/3% of the value of its assets, and using the proceeds of the borrowings to make additional investments. Leverage, which involves costs to the borrower including interest or dividend expenses, creates an opportunity for increased returns, but also creates risk of significant losses. If the Fund uses leverage to make additional investments for its portfolio, the amount of income and appreciation from these additional investments will improve the Fund's performance only if it exceeds the Fund's leverage-related costs. These investments will reduce the Fund's performance if the amount of their income and appreciation is less than the Fund's leverage-related costs. Further, if the investments lose value, the resulting losses to the Fund will be greater than if the Fund did not use leverage because the Fund will be obligated to repay principal and interest on the borrowed money in addition to having investment losses. The Fund might have to liquidate securities to cover its leverage-related costs or repay principal. Depending on market or other conditions, these liquidations could be disadvantageous to the Fund. Therefore, leveraging may exaggerate changes in the Fund's net asset value or yield, and the Fund's market value. During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Adviser as a percentage of the Fund's assets will be higher than if the Fund did not use leverage, because the fees are calculated as a percentage of the Fund's assets, including those purchased with leveraging.

PERFORMANCE INFORMATION

Because the Fund has yet to commence operations,  there is no performance information for the Fund to be presented here.  However, you may request a copy of the Fund’s Annual and Semi-annual Reports once they become available, at no charge, by calling the Fund at 1-877-556-3730.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	4.75%	None
Redemption Fee	None	None
Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.81%	0.81%
Total Annual Fund Operating Expenses	1.91%	2.66%

* Since the Fund is newly organized, the expenses shown in the chart are based on estimated expenses for the fiscal year ending October 31, 2005.  These expenses consist of both fixed costs and asset-based costs.  Therefore the Fund’s annual operating expenses may increase over time if large shareholders leave the Fund.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, dividend expense on securities sold short, brokerage fees and commissions, extraordinary expenses and payments, if any, under the Rule 12b-1 Plan) to not more than 1.95% for Class A Shares and 1.95% of Class C Shares of the average daily net assets of the Fund for the fiscal year ending October 31, 2005.  As a result, the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) will be limited to 2.20% for Class A Shares and 2.95% for Class C Shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  It is expected that the Expense Limitation Agreement will continue from year-to-year, provided such continuance is approved by the Board of Trustees of the Fund.

Example:  This example shows you the expenses that you may pay over time by investing in shares of the Fund.  Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds.  This example assumes the following conditions:

               (1)  You invest $10,000 in the Fund for the periods shown;

               (2)  You reinvest all dividends and distributions;

               (3)  You redeem all of your shares at the end of those periods;

               (4)  You earn a 5% total return; and

               (5)  The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

CLASS A SHARES

Period Invested	1 Year	3 Years
Your Costs	$660	$1,047

CLASS C SHARES

Period Invested	1 Year	3 Years
Your Costs	$269	$826

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

The Fund’s investment advisor is Merit Advisors, Inc. (the “Advisor”), 13905 Quail Pointe Drive, Oklahoma City, Oklahoma 73134-1002.  The Advisor serves in that capacity pursuant to an investment advisory contract with the Trust on behalf of the Fund.  Subject to the authority of the Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets.  The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

The Advisor, organized as an Oklahoma corporation, is controlled by James Paul Cunningham, Freda Marie Cunningham, and Donald Lee Dillingham.  The executives and members of the advisory staff of the Advisor have extensive experience in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since the Advisor was founded in 1988.  As of June 1, 2005, the Advisor had approximately $70 million in assets under management.

Advisor Compensation.  As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.85%.

Expense Limitation Agreement.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, dividend expense on securities sold short, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.95% of the average daily net assets of the Fund for the fiscal year ending October 31, 2005.  It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Trustees.  The Trust may terminate the Expense Limitation Agreement at any time.  The Advisor may also terminate the Expense Limitation Agreement at the end of the then current term upon not less than 90-days notice to the Trust as set forth in the Expense Limitation Agreement.

INVESTMENT SUB-ADVISOR

The Fund’s investment sub-advisor (“Sub-Advisor”) is Avondale Investments, LLC, 211 North Robinson, Suite 200, Oklahoma City, Oklahoma 73102.  The Sub-Advisor serves in that capacity pursuant to an investment sub-advisory contract with the Advisor as approved by the Trustees.  The Sub-Advisor provides the Advisor with advice and recommendations as to possible investment decisions for the Fund and in the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

The Sub-Advisor, organized as an Oklahoma limited liability company, is controlled by Mr. Dillingham.  The Sub-Advisor, through its executive Mr. Dillingham, has experience in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since the Sub-Advisor was founded in 2001.  As of June 1, 2005, the Sub-Advisor had approximately $52 million in assets under management.

Sub-Advisor Compensation.  The Sub-Advisor receives from the Advisor monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.375% for its sub-advisory services to the Fund.  The Fund does not pay a direct fee to the Sub-Advisor.

PORTFOLIO MANAGEMENT TEAM

The Fund is managed primarily by a portfolio management team consisting of Mr. Cunningham and Mr. Dillingham.  Mr. Cunningham is a co-founder of the Advisor and has served as its President since 1988.  Mr. Cunningham received a Bachelor of Science degree in Education from the University of Oklahoma (“OU”) in 1951, a Masters in Education from OU in 1954 and a Masters in Business Administration from the University of Central Oklahoma in 1976.  He has been in the securities business since 1959 and has been involved with managing high yield bond funds since 1987.

Mr. Dillingham has served as a Vice-President of the Advisor since 2003.  Mr. Dillingham is also the founder of the Sub-Advisor and has been its President since 2001.  In addition, he has been a Registered Representative with Capital West Securities, a securities firm, since 2002.  Prior to starting the Sub-Advisor, Mr. Dillingham was employed by Bank One Corporation in its Investment Management Group as a Customer Service Manager/Institutional Investments (1999-2001) and Relationship Manager/ Investments (1998-1999).  Mr. Dillingham was also Director of Advisor Development at American Express Company from 1996 to 1998.  Mr. Dillingham received a Bachelor of Business Administration in Accounting from OU in 1984 and a Masters of Business Administration from Oklahoma City University in 1987.  He is also a Chartered Financial Analyst, Certified Public Accountant, and Certified Financial Planner.  Mr. Dillingham has been in the securities business and has been involved with managing high yield bond funds since 1984.

The Fund’s Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

BOARD OF TRUSTEES

The Fund is a series of the Trust, an open-end management investment company which was organized as a Delaware statutory trust on December 10, 2003.  The Trustees supervise the operations of the Fund according to applicable state and federal law, and are responsible for the overall management of the Fund’s business affairs.

ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”) assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services.  In addition, GFS makes available the office space, equipment, personnel, and facilities required to provide services to the Fund.

TRANSFER AGENT

GFS also serves as the transfer agent and dividend-disbursing agent of the Fund.  As indicated later in this Prospectus under the caption “Investing in the Fund,” GFS handles orders to purchase and redeem shares of the Fund, and disburses dividends paid by the Fund.

DISTRIBUTOR AND DISTRIBUTION OF SHARES

Aquarius Fund Distributors, LLC (“Distributor”) is the principal underwriter and distributor of the Fund’s shares and serves as the Fund’s exclusive agent for the distribution of the Fund’s shares.  The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.  The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act.  Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares (this compensation is commonly referred to as “12b-1 fees”).

The Distribution Plan provides that the Fund will pay the annual rate of up to 0.25% of the average daily net assets of the Class A Shares of the Fund for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund’s Class A Shares.  The Distribution Plan provides that the Fund will pay the annual rate of up to 1.00% of the average daily net assets of the Class C Shares of the Fund for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund’s Class C Shares. Because the 12b-1 fees are paid out of the Fund’s assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Expenses.  In addition to the 12b-1 fees and the investment advisory fees, the Fund pays all expenses not assumed by the Fund’s Advisor, including, without limitation, the following: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

The Advisor may pay certain financial institutions (which may include banks, brokers, securities dealers ant other financial professionals) a fee for providing distribution related services and/or performing certain administrative functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.  The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

INVESTING IN THE FUND

MINIMUM INVESTMENT

The Fund’s shares are sold subject to a sales charge so that the term “offering price” includes the front-end sales load.  Shares are redeemed at net asset value.  Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Fund.  The minimum initial investment is $2,500 and the minimum additional investment is $100.  The Fund may, at the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s Net Asset Value.  The price at which Fund shares are purchased or redeemed is based on the next calculation of net asset value after an order is accepted in good form.  An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount.  The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund.  The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier.  The Fund does not calculate net asset value on business holidays when the NYSE is closed.

In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  If market prices are not available or, in the Advisor’s opinion, market prices do not accurately reflect fair value, the Advisor may value the Fund’s assets at their fair value according to policies approved by the Trustees.  For example, if trading in a portfolio security is halted and does not resume trading before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.

Other Matters.  Purchases and redemptions of shares by the same shareholder on the same day will be netted for the Fund.  All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tender.  The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists.  Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement.  Also, if the Trustees determine that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund.  In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, accepts the order.  The orders will be priced at the next calculation of the Fund’s net asset value after the authorized broker or broker-authorized designee receives the orders.  Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

CLASS A SHARES

Sales Charges.  Class A Shares are sold subject to a maximum sales charge of 4.75%, so that the term “offering price” includes the front-end sales load.  Shares are redeemed at net asset value.  The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.  The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

Amount of Transaction At Public Offering Price	Sales Charge As % of Net Amount Invested	Sales Charge As % of Public Offering Price	Dealers Discounts and Brokerage Commissions as % of Public Offering Price
Less than $50,000……….	4.99%	4.75%	4.25%
$50,000 to $99,999……...	4.71%	4.50%	4.00%
$100,000 to $249,999…...	3.63%	3.50%	3.00%
$250,000 to $499,999…...	2.56%	2.50%	2.25%
$500,000 to $999,999…...	2.04%	2.00%	1.75%
$1,000,000 or more……...	0.50%	0.50%	0.25%

Reduced Sales Charges:

Rights of Accumulation.  The sales charge applicable to a current purchase of Class A Shares of the Fund is determined by adding the purchase price of shares to be purchased to the aggregate value (at current offering price) of shares of the Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify.  For example, a person who is purchasing Fund shares with an aggregate value of $50,000 and who currently owns shares of the Fund with a value of $50,000 would pay a sales charge of 3.50% of the offering price on the new investment.

Letter of Intent.  Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the “Letter of Intent” section of the Fund Shares Application.  Information about the “Letter of Intent” procedure, including its terms, is contained in the Fund Shares Application.

Group Plans.  Class A Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members, or participants.  Information about such arrangements is available from the Distributor.

See the SAI for additional information on reduced sales charges.

Waived Sales Charges

Under certain conditions, Class A Shares of the Fund may be purchased without a sales charge.  These conditions may include purchases made through or by the following:

·      Employee benefit plans having more than 25 eligible employees or a minimum investment of $250,000;

·      Employees of dealers that are members of the National Association of Securities Dealers, Inc. (NASD), members of their immediate families, and their employee benefit plans;

·      Certain trust companies, bank trust departments and trust departments of other financial institutions, and investment advisors that invest on behalf of their clients and charge account management fees;

·      Participants in “no transaction fee” programs of discount brokerages that maintain an omnibus account with the Fund; or

·      Individuals purchasing shares with redemption proceeds (made within the previous 180 days) of another mutual fund where a sales charge has previously been charged (proof of the redemption date may be required).

The Advisor may also waive the sales charges for larger purchases or under certain conditions.  Please contact the Advisor or the Distributor to determine eligibility for waived sales charges.

CLASS A AND CLASS C SHARES

Regular Mail Orders.  Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars.  If checks are returned due to insufficient funds or other reasons, the purchase will be canceled.  The prospective investor will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent.  The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or another identically registered account to recover any such losses.  For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to “Merit Tactical Treasury Fund – Class A Shares”, or “Merit Tactical Treasury Fund – Class C Shares” to:

Merit Tactical Treasury Fund

Class A Shares or Class C Shares

c/o Gemini Fund  Services, LLC

 4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

The application must contain, among other things, your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”).  If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for a SSN or TIN.  Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

Bank Wire Purchases.  Purchases may also be made through bank wire orders.  To establish a new account or add to an existing account by wire, please call the Fund at 1-877-556-3730, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number.  Additionally, please have your financial institution use the following wire instructions:

                               First National Bank of Omaha

                                 ABA #:  104000016

For Credit to:

Merit Tactical Treasury Fund

(Class A Shares or Class C Shares)

                                 DDA #: 110191061

                                 Name/Title on Account/Account Number

Additional Investments.  You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price.  The minimum additional investment is $100.  Before adding funds by bank wire, please call the Fund at 1-877-556-3730 and follow the above directions for bank wire purchases.  Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Frequent Trading.  The Fund is designed to accommodate frequent trading.  A pattern of excessive trading, however, may, at the discretion of the Advisor, be limited by the Fund’s refusal to accept further purchase orders from an investor.

Stock Certificates.  The Fund normally does not issue stock certificates.  Evidence of ownership of shares is provided through entry in the Fund’s share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for, among other things, the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor.  The Fund may also ask to see the investor’s driver’s license or other identifying documents.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information.  In addition, if after opening the investor’s account the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor.  If the Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed.  In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment.  The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

EXCHANGING  SHARES

Shareholders of record, including financial institutions and intermediaries, may exchange shares of the Fund without payment of any exchange fee for shares of another Merit Fund of the same Class at their respective net asset values.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of  the shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.  The exchange privilege is available to shareholders residing in any state in which the Fund shares being acquired may be legally sold.

The Fund reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV.  The Fund reserves the right to refuse the purchase side of any exchange that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. For your protection, the Fund’s Distributor or Transfer Agent may delay a transaction or not implement one if not reasonably satisfied that the instructions are genuine. If this occurs, the Fund will not be liable for any loss.  The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

REDEEMING  SHARES

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

                                    Merit Tactical Treasury Fund

                                    Class A Shares or Class C Shares

                                    c/o Gemini Fund Services, LLC

                                    4020 South 147th Street, Suite 2

                                    Omaha, Nebraska 68137

Regular mail redemption requests should include the following:

(1)   Your letter of instruction specifying the Fund’s name, shareholder’s name, account number and number of shares (or the dollar amount) to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)   Any required signature guarantees (see “Signature Guarantees” below); and

(3)   Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request.  However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored.  Such delay (which may cause the redemption to be delayed beyond the seven (7) days) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions.  Unless you specifically decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone.  You may also redeem shares by bank wire under certain limited conditions.  The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (Fax# 402-963-9094).  The confirmation instructions must include the following:

(1)   The Fund’s name and specific Class;

(2)   Shareholder(s) name and account number;

(3)   Number of shares or dollar amount to be redeemed;

(4)   Instructions for transmittal of redemption proceeds to the shareholder; and

(5)   Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above.  You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days in which your financial institution is not open for business.  You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.  See “Signature Guarantees” below.

The Fund, at its discretion, may choose to pass through to redeeming shareholders any charges imposed by the custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-877-556-3730.  Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund.  Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine.  The Fund will employ reasonable procedures, such as requiring a form of government issued personal identification, to confirm that the instructions are genuine.  The Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided the Fund follows reasonable procedures to insure the instructions are genuine.

Systematic Withdrawal Plan.  A shareholder who owns shares of the Fund valued at more than $10,000 at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount (not less than $100).  Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.  The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash.  Call or write the Fund for an application form.

Minimum Account Size.  The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $2,500 (due to redemptions, exchanges, or transfers, and not due to market action) upon prior written notice.  If the shareholder brings his account net asset value up to at least $2,500 during the notice period, the account will not be redeemed.  Redemptions from retirement accounts may be subject to federal income tax.

Redemptions In Kind.  The Fund does not intend, under normal circumstances, to redeem its shares by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving them may incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period.  Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Medallion Signature Guarantees.  To protect your account and the Fund from fraud, medallion signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Medallion signature guarantees are generally required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $100,000.  Medallion signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.  Medallion signature guarantees are not provided by notaries public.

Miscellaneous.  The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; and (ii) suspend its offering of shares at any time.

OTHER IMPORTANT INVESTMENT INFORMATION

MARKET TIMING

The Fund is primarily designed for market timers and short-term investors, and may not be suitable for all long-term investors.  The Trust’s Board of Trustees has not approved policies with respect to frequent purchases and redemptions of Fund shares because the Fund does not wish to limit shareholder activity.   The Fund recognizes that investors have different investment objectives and strategies.  Shareholders who do not redeem their shares in the Fund after the Advisor issues a Sell Signal act pursuant to their own sell signals and are aware of the risks.  After the Advisor issues a Sell Signal, assets in the Fund may be significantly reduced.  However, based on the liquid nature of the Fund’s typical investments, the Fund believes that redemption requests subsequent to a Sell Signal will be met in a timely manner.   Shareholders that do not respond to Sell Signals issued by the Advisor face the risk of increased fund expenses, decreased tax efficiency and diluted share value over periods where Fund assets are decreased by massive redemptions.

TEMPORARY DEFENSIVE POSITIONS

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  In such circumstances, the Fund may hold up to 100% of its portfolio in Cash Positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers.  Additional information appears in the SAI.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Fund will distribute most of its income and realized gains to its shareholders every year.  The Advisor anticipates that dividends will consist primarily of capital gains. Dividends paid by the Fund derived from net investment income, if any, will be paid quarterly and capital gain distributions, if any, will be made at least annually.  Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.

A particular distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income.  The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002.  These qualifying corporate dividends are taxable at long-term capital gain tax rates.  Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met.  If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders.  Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they had received it in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder’s holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2004) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due.  Any amounts withheld by the Fund may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax return.

PRIVACY POLICY

Your privacy is important to us. We are committed to maintaining your privacy and preserving the private nature of our relationship with you. We want you to be aware of how we handle your nonpublic personal information. Therefore we have established the policies and procedures for collecting and disclosing nonpublic personal information as described below.

Information we collect

We collect nonpublic personal information (personally identifiable financial information) about you from various sources, including:

• Information we receive from you on applications, other forms, your use of our website and by other means. This information may include your name, address and social security number; and

• Information about your transactions with us or others, such as your account balance and investment history.

Information we disclose

We do not disclose any nonpublic personal information about our consumers, customers or former customers to anyone, except as permitted by law.

Confidentiality and security

We restrict access to nonpublic personal information about you to those who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Accuracy of your information

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 1-877-556-3730.  One of our service representatives will be happy to review, correct or update your information.

Changes to this policy

If, at any time in the future, it is necessary to disclose any of your nonpublic personal information in a way inconsistent with this policy, we will give you advance notice of the proposed change and, if appropriate, the opportunity to opt-out of such disclosure.

Entities covered by this notice

This notice is being provided by Merit Advisors Investment Trust with respect to Merit Tactical Treasury Fund.

ADDITIONAL INFORMATION

Please see the back cover on how to contact the Fund and how to receive additional information regarding the Fund.

MERIT TACTICAL TREASURY FUND

CLASS A SHARES

CLASS C SHARES

Additional information about the Fund, including the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings, is available in the Fund’s SAI, which is incorporated by reference into this prospectus.  Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-annual Reports to shareholders.  The Fund’s Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports will be available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund:

By telephone:       1-877-556-3730      On the Internet:  www.geminifundservices.com

By mail:               Merit Tactical Treasury Fund

                             Class A Shares or Class C Shares

                             c/o Gemini Fund Services, LLC

                             4020 South 147th Street, Suite 2

                             Omaha, Nebraska 68137

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-0102.

Investment Advisor                                                                             Transfer Agent

Merit Advisors, Inc.                                                                            Gemini Fund Services, LLC

13905 Quail Pointe Drive                                                                     4020 South 147th Street, Suite 2

Oklahoma City, Oklahoma 73134-1002                                              Omaha, Nebraska 68137

Distributor                                                                                             Administrator

Aquarius Fund Distributors, LLC                                                       Gemini Fund Services, LLC

1005 South 107thAvenue, Suite 201                                                    150 Motor Parkway, Suite 205

Omaha, Nebraska 68137                                                                        Hauppauge, New York 11788

Investment Company Act file number 811-21495

CUSIP Number 58985A609

JUNE 15, 2005

__________________________________

MERIT TACTICAL TREASURY FUND

NO LOAD SHARES

The Merit Tactical Treasury Fund (“Fund”) is a non-diversified, fund and a series of Merit Advisors Investment Trust (“Trust”).

This prospectus includes information about the Fund that you should know before investing.  This prospectus relates to the No Load Shares offered by the Fund.  The Fund also offers two additional classes of shares, Class A Shares and Class C Shares, which are offered by other prospectuses.  You should read this prospectus carefully before you invest or send money, and be kept for future reference.  For questions or for Shareholder Services, please call 1-877-556-3730.

Merit Advisors, Inc., the Fund’s investment advisor (the “Advisor”) expects the Fund to be used as a short-term investment vehicle by investors that follow the Advisor's Sell Signals.  Based upon certain market conditions or possible market conditions, the Advisor may recommend that its clients redeem their shares of the Fund (a "Sell Signal").   When the Advisor gives a Sell Signal, the Advisor posts simultaneously a notice of the Sell Signal on its web site at www.meritadvisors.com. Since investors have different investment objectives and strategies, a recommendation by the Advisor to its clients to redeem their shares should not necessarily be deemed a recommendation to all shareholders to redeem their shares in the Fund, and shareholders should consult their own investment advisor.  Please read the Prospectus for more information about the Sell Signals.

Investment Advisor

MERIT ADVISORS, INC.

13905 Quail Pointe Drive

Oklahoma City, Oklahoma 73134-1002

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

THE FUND

INVESTMENT OBJECTIVE

PRINCIPAL INVESTMENT STRATEGY

SELL SIGNALS

PRINCIPAL RISKS OF INVESTING IN THE FUND

PERFORMANCE INFORMATION

FEES AND EXPENSES OF THE FUND

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

INVESTMENT SUB-ADVISOR

PORTFOLIO MANAGEMENT TEAM

BOARD OF TRUSTEES

ADMINISTRATOR

TRANSFER AGENT

DISTRIBUTOR

INVESTING IN THE FUND

MINIMUM INVESTMENT

PURCHASE AND REDEMPTION PRICE

PURCHASING SHARES

EXCHANGING SHARES

REDEEMING  SHARES

OTHER IMPORTANT INVESTMENT INFORMATION

MARKET TIMING

TEMPORARY DEFENSIVE POSITIONS

DIVIDENDS, DISTRIBUTIONS, AND TAXES

PRIVACY POLICY

ADDITIONAL INFORMATION

THE FUND

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is to seek total return. The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGY

The Fund’s investment advisor, Merit Advisors, Inc. (the “Advisor”), believes that the Fund can benefit from the interest rate volatility of long-term U.S. government treasury bonds.  Based on signals generated by the Advisor’s proprietary investment model, the Fund will:

·      buy long-term treasuries, futures on long-term treasuries, and enter transactions for options on treasury futures. These trades will be executed when the Advisor believes that interest rates are declining and the value of the long term treasuries will increase, or

·      sell long-term treasuries and futures on said treasuries “short,”  as well as enter option transactions or swap agreements that would benefit from a decline in treasury prices when the Advisor believes that interest rates are rising and the value of long-term treasuries will decrease; or

·      invest in cash or cash equivalent positions when the Advisor’s investment model does not give a clear signal on the direction of interest rates.

When the Fund sells a security “short,” it sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction.

Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.   Swap agreements are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. Entering into financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

The Fund may engage in “leverage” by borrowing from banks up to one third of the value of its assets, and using the proceeds of the borrowings to make additional investments.  The Fund is a non-diversified fund, which means that it may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds.

Additional Information About the Fund’s Investment Objective and Strategy.  An investment in the Fund should not be considered a complete investment program.  An investor’s needs depend largely on his or her financial resources and individual investment goals and objectives.  The Advisor expects the Fund to be used as a short-term investment vehicle by investors that follow the Advisor’s “Sell Signals,” defined below. Consequently, some investors who engage in long-term investing and/or other long-term growth strategies and styles may not find the Fund to be an appropriate investment vehicle.

SELL SIGNALS

The Advisor may, from time to time, inform its individual clients as a whole that, based upon certain market conditions or possible market conditions, the Advisor recommends that they redeem their shares or exchange their shares of the Fund for No Load shares of another fund of the Trust with a different type of market exposure (“Sell Signal”).  In the event of a Sell Signal, it is likely that these individual clients will immediately redeem or exchange their Fund shares.  When the Advisor gives a Sell Signal, the Advisor posts simultaneously a notice of the Sell Signal on its web site at www.meritadvisors.com.  Since investors have different investment objectives and strategies, a recommendation by the Advisor to its individual clients to redeem their shares should not necessarily be deemed a recommendation to all shareholders to redeem their shares in the Fund.  Shareholders are advised to consult their own investment advisor with specific reference to their own investment or special situation.  As described in “Dividends, Distributions, and Taxes” below, a shareholder who redeems or exchanges shares of the Fund will generally realize a capital gain or loss and any gain may be subject to tax.  The Advisor does not intend to post a notice if the Advisor recommends to individual clients to redeem or exchange their shares due to their unique or individual investment or special situation(s).

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:

Management Style Risks:  The share price of the Fund changes daily based on the performance of the securities in which it invests.  The ability of the Fund to meet its investment objective is directly related to the Advisor’s allocation of the Fund’s assets.  The Advisor’s judgments about the attractiveness, value, and potential of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor’s judgment will produce the desired results.

Fluctuation of Fund Assets: From time to time, the Advisor may issue a Sell Signal directing their clients to sell fund shares and re-deploy their assets in another asset class or investment strategy. Additionally, the Advisor may issue a buy signal moving client assets from another fund or asset class that would have the potential  to dramatically increase the fund’s assets. After the Advisor issues a Sell Signal, assets in the Fund may be significantly reduced.  Shareholders that do not respond to Sell Signals issued by the Advisor face the risk of increased fund expenses, decreased tax efficiency and diluted share value over periods where Fund assets are decreased by widespread redemptions.

Short Sales Risk: If the security sold short goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the security sold short goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund.

Interest Rate Risk:  The price of a fixed income security is dependent upon interest rates.  Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates.  A rise in interest rates will cause the value of fixed income securities to decrease.  The reverse is also true.  Consequently, there is the possibility that the value of the Fund’s investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise.  Changes in interest rates may have a significant effect on the Fund, particularly if the Fund is holding a significant portion of its assets in fixed income securities with long-term maturities.  The longer the term of a fixed income instrument, the more sensitive the value and price of the fixed income instrument will be to fluctuations in interest rates.  The Fund will generally purchase fixed income securities with maturities greater than one year.  When the Fund enters into short sales or futures, swaps or other derivatives, or uses leverage, the interest rate risk is potentially amplified.

Maturity Risk:  Maturity risk is another factor that can affect the value of the Fund’s debt security holdings.  In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its price sensitivity to changes in interest rates.  Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

Futures and Options Risk: The Fund may invest a percentage of its assets in futures and options contracts. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

o  Futures Contracts: Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

o  Options:  The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The risks associated with the Fund’s use of futures and options contracts include:

•      Due to differences between the cash, futures and options markets for treasury securities, the Fund may experience  losses over certain market ranges  that exceed losses experienced by a fund that does not use futures contracts and options.

•      There may be an imperfect correlation between the changes in market value of the securities held by Fund and the prices of futures and options on futures.

•      Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous.

•      Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•      Because option premiums paid or received by the Fund is small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Credit Risk:  Credit risk is the risk that the issuer of a debt security will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations.  If the issuer fails to pay interest, the Fund’s income will be reduced.  If the issuer fails to repay principal, the value of that security and of the Fund’s shares may be reduced.

Market Risk:  Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.  The Fund’s performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions, and general bond and equity market conditions.

Swap Counterparty Credit Risk: The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to enter a position. The Fund will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Portfolio Turnover Risk:  The annual portfolio turnover rate is the number of times a fund’s securities are replaced in a period of one year.  Increased turnover necessarily results in correspondingly higher brokerage costs and other transaction costs that the Fund must pay, and may result in accelerated realization of capital gains for federal income tax purposes.  The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. In addition, large movements of assets into and out of the Fund may negatively impact its abilities to achieve its investment objective.

Non-diversified Fund Risk:  The Fund is a non-diversified fund.  In general, a non-diversified fund may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds.  Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions.

Leverage Risk.  The Fund may engage in “leverage” by borrowing from banks up to 33 1/3% of the value of its assets, and using the proceeds of the borrowings to make additional investments. Leverage, which involves costs to the borrower including interest or dividend expenses, creates an opportunity for increased returns, but also creates risk of significant losses. If the Fund uses leverage to make additional investments for its portfolio, the amount of income and appreciation from these additional investments will improve the Fund's performance only if it exceeds the Fund's leverage-related costs. These investments will reduce the Fund's performance if the amount of their income and appreciation is less than the Fund's leverage-related costs. Further, if the investments lose value, the resulting losses to the Fund will be greater than if the Fund did not use leverage because the Fund will be obligated to repay principal and interest on the borrowed money in addition to having investment losses. The Fund might have to liquidate securities to cover its leverage-related costs or repay principal. Depending on market or other conditions, these liquidations could be disadvantageous to the Fund. Therefore, leveraging may exaggerate changes in the Fund's net asset value or yield, and the Fund's market value. During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Adviser as a percentage of the Fund's assets will be higher than if the Fund did not use leverage, because the fees are calculated as a percentage of the Fund's assets, including those purchased with leveraging.

PERFORMANCE INFORMATION

Because the Fund has yet to commence operations,  there is no performance information for the Fund to be presented here.  However, you may request a copy of the Fund’s Annual and Semi-annual Reports once they become available, at no charge, by calling the Fund at 1-877-556-3730.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold No Load Shares of the Fund:

Shareholder Fees For No Load Shares

(fees paid directly from your investment)

               Maximum Sales Charge (Load) Imposed On Purchases

                      (as a percentage of offering price)                                             None

               Redemption Fee                                                                                   None

Annual Fund Operating Expenses For No Load Shares*

(expenses that are deducted from Fund assets)

Management Fees                                                                              0.85%

Distribution and/or Service (12b-1) Fees                                        0.00%

Other Expenses                                                                                   0.81%

Total Annual Fund Operating Expenses                                       1.66%

* Since the Fund is newly organized, the expenses shown in the chart are based on estimated expenses for the fiscal year ending October 31, 2005.  These expenses consist of both fixed costs and asset-based costs.  Therefore, the Fund’s annual operating expenses may increase over time if large shareholders leave the Fund.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the “Total Annual Operating Expenses” (exclusive of interest, dividend expense on securities sold short,  taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under a Rule 12b-1 Plan) to not more than 1.95% of the average daily net assets of the No Load Shares of the Fund for the fiscal year ending October 31, 2005,  subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.   It is expected that the Expense Limitation Agreement will continue from year-to-year, provided such continuance is approved by the Trustees of the Fund.

Example:  This example shows you the expenses that you may pay over time by investing in No Load Shares of the Fund.  Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds.  This example assumes the following conditions:

               (1)  You invest $10,000 in the Fund for the periods shown;

               (2)  You reinvest all dividends and distributions;

               (3)  You redeem all of your shares at the end of those periods;

               (4)  You earn a 5% total return; and

               (5)  The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

Period Invested	1 Year	3 Years
Your Costs	$169	$523

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

The Fund’s investment advisor is Merit Advisors, Inc., 13905 Quail Pointe Drive, Oklahoma City, Oklahoma 73134-1002.  The Advisor serves in that capacity pursuant to an investment advisory contract with the Trust on behalf of the Fund.  Subject to the authority of the Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets.  The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

The Advisor, organized as an Oklahoma corporation, is controlled by James Paul Cunningham and Freda Marie Cunningham, by ownership, and Donald Lee Dillingham, as Vice President.  The executives and members of the advisory staff of the Advisor have extensive experience in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since the Advisor was founded in 1988.  As of June 1, 2005, the Advisor had approximately $70 million in assets under management.

Advisor Compensation.  As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.85%.

Expense Limitation Agreement.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, dividend expense on securities sold short, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.95% of the average daily net assets of the No Load Shares of the Fund for the fiscal year ending October 31, 2005.  It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Trustees.  The Trust may terminate the Expense Limitation Agreement at any time.  The Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90-days’ notice to the Trust as set forth in the Expense Limitation Agreement.

INVESTMENT SUB-ADVISOR

The Fund’s investment sub-advisor (“Sub-Advisor”) is Avondale Investments, LLC, 211 North Robinson, Suite 200, Oklahoma City, Oklahoma 73102.  The Sub-Advisor serves in that capacity pursuant to an investment sub-advisory contract with the Advisor as approved by the Trustees.  The Sub-Advisor provides the Advisor with advice and recommendations as to possible investment decisions for the Fund and in the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

The Sub-Advisor, organized as an Oklahoma limited liability company, is controlled by Mr. Dillingham.  The Sub-Advisor, through its executive Mr. Dillingham, has experience in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since the Sub-Advisor was founded in 2001.  As of June 1, 2005, the Sub-Advisor had approximately $52 million in assets under management.

Sub-Advisor Compensation.  The Sub-Advisor receives from the Advisor monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.375% for its sub-advisory services to the Fund.  The Fund does not pay a direct fee to the Sub-Advisor.

PORTFOLIO MANAGEMENT TEAM

The Fund is managed primarily by a portfolio management team consisting of Mr. Cunningham and Mr. Dillingham.  Mr. Cunningham is a co-founder of the Advisor and has served as its President since 1988.  Mr. Cunningham received a Bachelor of Science degree in Education from the University of Oklahoma (“OU”) in 1951, a Masters in Education from OU in 1954 and a Masters in Business Administration from the University of Central Oklahoma in 1976.  He has been in the securities business since 1959 and has been involved with managing high yield bond funds since 1987.

Mr. Dillingham has served as a Vice-President of the Advisor since 2003.  Mr. Dillingham is also the founder of the Sub-Advisor and has been its President since 2001.  In addition, he has been a Registered Representative with Capital West Securities, a securities firm, since 2002.  Prior to starting the Sub-Advisor, Mr. Dillingham was employed by Bank One Corporation in its Investment Management Group as a Customer Service Manager/Institutional Investments (1999-2001) and Relationship Manager/ Investments (1998-1999).  Mr. Dillingham was also Director of Advisor Development at American Express Company from 1996 to 1998.  Mr. Dillingham received a Bachelor of Business Administration in Accounting from OU in 1984 and a Masters of Business Administration form Oklahoma City University in 1987.  He is also a Chartered Financial Analyst, Certified Public Accountant, and Certified Financial Planner.  Mr. Dillingham has been in the securities business and has been involved with managing high yield bond funds since 1984.

The Fund’s Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

BOARD OF TRUSTEES

The Fund is a series of the Trust, an open-end management investment company which was organized as a Delaware statutory trust on December 10, 2003.  The Trustees supervise the operations of the Fund according to applicable state and federal law, and are responsible for the overall management of the Fund’s business affairs.

ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”) assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services.  In addition, GFS makes available the office space, equipment, personnel, and facilities required to provide services to the Fund.

TRANSFER AGENT

GFS also serves as the transfer agent and dividend-disbursing agent of the Fund.  As indicated later in this Prospectus under the caption “Investing in the Fund,” GFS handles orders to purchase and redeem shares of the Fund, and disburses dividends paid by the Fund.

DISTRIBUTOR

Aquarius Fund Distributors, LLC (“Distributor”) is the principal underwriter and distributor of the Fund’s shares and serves as the Fund’s exclusive agent for the distribution of the Fund’s shares.  The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

Other Expenses.  In addition to the investment advisory fees (and 12b-1 fees for the Class A Shares and Class C Shares of the Fund), the Fund pays all expenses not assumed by the Fund’s Advisor, including, without limitation, the following: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

INVESTING IN THE FUND

MINIMUM INVESTMENT

The Fund’s shares are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Fund.  The minimum initial investment is $2,500 and the minimum additional investment is $100.  The Fund may, at the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s Net Asset Value.  The price at which Fund shares are purchased or redeemed is based on the next calculation of net asset value after an order is accepted in good form.  An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount.  The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund.  The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier.  The Fund does not calculate net asset value on business holidays or other days when the NYSE is closed for trading.

In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  If market prices are not available or, in the Advisor’s opinion, market prices do not accurately reflect fair value, the Advisor may value the Fund’s assets at their fair value according to policies approved by the Trustees.  For example, if trading in a portfolio security is halted and does not resume trading before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.

Other Matters.  Purchases and redemptions of shares by the same shareholder on the same day will be netted for the Fund.  All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after such requests are tendered.  The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists.  Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement.  Also, if the Trustees determine that it would be detrimental to the best interests of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund.  In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, accepts the order.  The orders will be priced at the next calculation of the Fund’s net asset value after the authorized broker or broker-authorized designee receives the orders.  Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders.  Payment for shares must be made by check or money order from a U.S. financial institution and payable in U.S. dollars.  If checks are returned due to insufficient funds or other reasons, the purchase will be canceled.  The proposed investor will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent.  The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or another identically registered account to recover any such losses.  For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to “Merit Tactical Treasury Fund – No Load Shares”, to:

Merit Tactical Treasury Fund

No Load Shares

c/o Gemini Fund  Services, LLC

    4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

The application must contain, among other things, your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”).  If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for a SSN or TIN.  Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

Bank Wire Purchases.  Purchases may also be made through bank wire orders.  To establish a new account or add to an existing account by wire, please call the Fund at 1-877-556-3730, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number.  Additionally, please have your financial institution use the following wire instructions:

                              First National Bank of Omaha

                                 ABA #: 104000016

For Credit to: Merit Tactical Treasury Fund (No Load Shares)

                                 DDA #: 110191061

                                 Name/Title on Account/Account Number

Additional Investments.  You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price.  The minimum additional investment is $100.  Before adding funds by bank wire, please call the Fund at 1-877-556-3730 and follow the above directions for bank wire purchases.  Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Frequent Trading.  The Fund is designed to accommodate frequent purchases and redemptions of Fund shares.  A pattern of excessive trading, however, may, at the discretion of the Advisor, be limited by the Fund’s refusal to accept further purchase orders from an investor.

Stock Certificates.  The Fund normally does not issue stock certificates.  Evidence of ownership of shares is provided through entry in the Fund’s share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for, among other things, the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor.  The Fund may also ask to see the investor’s driver’s license or other identifying documents.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information.  In addition, if after opening the investor’s account the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor.  If the Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed.  In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment.  The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

EXCHANGING  SHARES

Shareholders of record, including financial institutions and intermediaries, may exchange shares of the Fund without payment of any exchange fee for shares of another Merit Fund of the same Class at their respective net asset values.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of the shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.  The exchange privilege is available to shareholders residing in any state in which the Fund shares being acquired may be legally sold.

The Fund reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV.  The Fund reserves the right to refuse the purchase side of any exchange that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. For your protection, the Fund’s Distributor or Transfer Agent may delay a transaction or not implement one if not reasonably satisfied that the instructions are genuine. If this occurs, the Fund will not be liable for any loss.  The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

REDEEMING  SHARES

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

                                    Merit Tactical Treasury Fund

                                    No Load Shares

                                    c/o Gemini Fund Services, LLC

                                    4020 South 147th Street, Suite 2

                                    Omaha, Nebraska 68137

Regular mail redemption requests should include the following:

(1)   Your letter of instruction specifying the Fund’s name, shareholder’s name, account number, and number of shares (or the dollar amount) to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)   Any required signature guarantees (see “Signature Guarantees” below); and

(3)   Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request.  However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored.  Such delay (which may cause the redemption to be delayed beyond the seven (7) days) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions.  Unless you specifically decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone.  You may also redeem shares by bank wire under certain limited conditions.  The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (Fax# 402-963-9094).  The confirmation instructions must include the following:

(1)   The Fund’s name and the designation of class of shares (No Load Shares);

(2)   Shareholder(s) name and account number;

(3)   Number of shares or dollar amount to be redeemed;

(4)   Instructions for transmittal of redemption proceeds to the shareholder; and

(5)   Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above.  You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days in which your financial institution is not open for business.  You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.  See “Signature Guarantees” below.

The Fund, at its discretion, may choose to pass through to redeeming shareholders any charges imposed by the custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-877-556-3730.  Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund.  Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine.  The Fund will employ reasonable procedures, such as requiring a form of government issued personal identification, to confirm that the instructions are genuine.  The Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided the Fund follows reasonable procedures to insure the instructions are genuine.

Systematic Withdrawal Plan.  A shareholder who owns shares of the Fund valued at more than $10,000 at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount (not less than $100).  Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.  The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash.  Call or write the Fund for an application form.

Minimum Account Size.  The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $2,500 (due to redemptions, exchanges, or transfers, and not due to market action) upon prior written notice.  If the shareholder brings his account net asset value up to at least $2,500 during the notice period, the account will not be redeemed.  Redemptions from retirement accounts may be subject to federal income tax.

Redemptions In Kind.  The Fund does not intend, under normal circumstances, to redeem its shares by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving them may incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period.  Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Medallion Signature Guarantees.  To protect your account and the Fund from fraud, medallion signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Medallion signature guarantees are generally required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $100,000.  Medallion signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.  Medallion signature guarantees are not provided by notaries public.

Miscellaneous.  The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; and (ii) suspend its offering of shares at any time.

OTHER IMPORTANT INVESTMENT INFORMATION

MARKET TIMING

The Fund is primarily designed for market timers and short-term investors, and may not be suitable for all long-term investors.  The Trust’s Board of Trustees has not approved policies with respect to frequent purchases and redemptions of Fund shares because the Fund does not wish to limit shareholder activity.   The Fund recognizes that investors have different investment objectives and strategies.  Shareholders who do not redeem their shares in the Fund after the Advisor issues a Sell Signal act pursuant to their own sell signals and are aware of the risks.  After the Advisor issues a Sell Signal, assets in the Fund may be significantly reduced.  However, based on the liquid nature of the Fund’s typical investments, the Fund believes that redemption requests subsequent to a Sell Signal will be met in a timely manner.   Shareholders that do not respond to Sell Signals issued by the Advisor face the risk of increased fund expenses, decreased tax efficiency and diluted share value over periods where Fund assets are decreased by massive redemptions.

TEMPORARY DEFENSIVE POSITIONS

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  In such circumstances, the Fund may hold up to 100% of its portfolio in Cash Positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers.  Additional information appears in the SAI.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Fund will distribute most of its income and realized gains to its shareholders every year.  The Advisor anticipates that dividends will consist primarily of capital gains. Dividends paid by the Fund derived from net investment income, if any, will be paid quarterly and capital gain distributions, if any, will be made at least annually.  Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.

A particular distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income.  The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002.  These qualifying corporate dividends are taxable at long-term capital gain tax rates.  Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met.  If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders.  Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they had received it in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder’s holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2004) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due.  Any amounts withheld by the Fund may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax return.

PRIVACY POLICY

Your privacy is important to us. We are committed to maintaining your privacy and preserving the private nature of our relationship with you. We want you to be aware of how we handle your nonpublic personal information. Therefore we have established the policies and procedures for collecting and disclosing nonpublic personal information as described below.

Information we collect

We collect nonpublic personal information (personally identifiable financial information) about you from various sources, including:

• Information we receive from you on applications, other forms, your use of our website and by other means. This information may include your name, address and social security number; and

• Information about your transactions with us or others, such as your account balance and investment history.

Information we disclose

We do not disclose any nonpublic personal information about our consumers, customers or former customers to anyone, except as permitted by law.

Confidentiality and security

We restrict access to nonpublic personal information about you to those who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Accuracy of your information

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 1-877-556-3730.  One of our service representatives will be happy to review, correct or update your information.

Changes to this policy

If, at any time in the future, it is necessary to disclose any of your nonpublic personal information in a way inconsistent with this policy, we will give you advance notice of the proposed change and, if appropriate, the opportunity to opt-out of such disclosure.

Entities covered by this notice

This notice is being provided by Merit Advisors Investment Trust with respect to Merit Tactical Treasury Fund.

ADDITIONAL INFORMATION

Please see the back cover on how to contact the Fund and how to receive additional information regarding the Fund.

MERIT TACTICAL TREASURY FUND

NO LOAD SHARES

Additional information about the Fund, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates, is available in the Fund’s SAI, which is incorporated by reference into this prospectus.  Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-annual Reports to shareholders.  The Fund’s Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports will be available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund:

By telephone:       1-877-556-3730      By e-mail:        www.geminifundservices.com

By mail:               Merit Tactical Treasury Fund

                             No Load Shares

                             c/o Gemini Fund Services, LLC

                             4020 South 147th Street, Suite 2

                             Omaha, Nebraska 68137

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-0102.

Investment Advisor                                                                             Transfer Agent

Merit Advisors, Inc.                                                                           Gemini Fund Services, LLC

13905 Quail Pointe Drive                                                                   4020 South 147th Street, Suite 2

Oklahoma City, Oklahoma 73134-1002                                             Omaha, Nebraska 68137

Distributor                                                                                           Administrator

Aquarius Fund Distributors, LLC                                                     Gemini Fund Services, LLC

1005 South 107th Avenue, Suite 201                                                 150 Motor Parkway, Suite 205

Omaha, Nebraska 681114                                                                   Hauppauge, New York 11788

Investment Company Act file number 811-21495

STATEMENT OF ADDITIONAL INFORMATION

Merit Tactical Treasury Fund

June 15, 2005

A series of the

MERIT ADVISORS INVESTMENT TRUST

13905 Quail Pointe Drive

Oklahoma City, Oklahoma 73134-1002

Telephone 1-877-556-3730

CLASS A AND CLASS C SHARES

OTHER INVESTMENT POLICIES

INVESTMENT LIMITATIONS

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS.

PORTFOLIO TRANSACTIONS

DESCRIPTION OF THE TRUST

MANAGEMENT AND OTHER SERVICE PROVIDERS

PORTFOLIO MANAGERS

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

SPECIAL SHAREHOLDER SERVICES

NET ASSET VALUE

ADDITIONAL TAX INFORMATION

APPENDIX A – DESCRIPTION OF RATINGS

APPENDIX B – PROXY VOTING POLICIES

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectus (“Prospectus”) for the Class A Shares and Class C Shares dated June 15, 2005.  Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein.  Copies of the Prospectus for the Class A Shares and Class C Shares of the Fund may be obtained at no charge by writing or calling the Fund at the address or phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

OTHER INVESTMENT POLICIES

The Merit Advisors Investment Trust (“Trust”) was organized on December 10, 2003 as a Delaware statutory trust and is registered as an open-end management investment company with the Securities and Exchange Commission (“SEC”).  The Merit Tactical Treasury Fund is a non-diversified series of the Trust.  The following policies supplement the Fund’s investment objective and policies as described in the Prospectuses for the Fund.  Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest.

GENERAL INVESTMENT RISKS.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment program will be successful.  Investors should carefully review the descriptions of the Fund’s investments and their risks described in this SAI and the Prospectuses.

EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES.  The Fund may invest up to 10% of the value of its total assets in securities of Exchange Traded Funds (“ETFs”), Unit Investment Trusts (“UITs”), Closed End Investment Companies (“CEICs”), and other types of investment companies whose investment objectives are consistent with the Fund’s investment objective.  Investing in other investment companies involves substantially the same risks to the Fund as investing directly in the investments of the underlying investment companies.  To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies.  These costs include management, brokerage, shareholder servicing, and other operational expenses.  Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.  Under applicable law and regulations the Fund cannot acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities (“3% Limitation”), securities issued by such company would have an aggregate value in excess of 5% of the Fund’s assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s assets.  Accordingly, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends or interest as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends or interest of the securities (net of expenses) up to the time of deposit.  The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Advisor believes it is in the Fund's interest to do so.  The Fund's ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (“1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There are risks associated with the investment of the Fund’s assets in fixed income ETFs, which may include credit risk, interest rate risk, maturity risk, and investment-grade securities risk.  These risks could affect the income received from and the value of a particular ETF, which could cause the Fund’s income and asset value to be reduced.

FUTURES CONTRACTS. Financial futures contracts are exchange-traded contracts on financial instruments (such as securities and foreign currencies) and securities indices that obligate the holder to take or make delivery of a specified quantity of the underlying financial instrument, or the cash value of an index, at a future date. Although futures contracts by their terms call for the delivery or acquisition of the underlying instruments or a cash payment based on the mark-to-market value of the underlying instruments, in most cases the contractual obligation will be offset before the delivery date by buying (in the case of an obligation to sell) or selling (in the case of an obligation to buy) an identical futures contract. Such a transaction cancels the original obligation to make or take delivery of the instruments.

The Funds may enter into contracts for the purchase or sale for future delivery of financial instruments, such as contracts based on financial indices including indices of U.S. Government securities, foreign government securities or equity securities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The Fund may also purchase and sell single security futures ("SSFs"), very new financial instruments traded on a totally electronic futures exchange called the NASDAQ Liffe Markets ("NQLX"), operated jointly by the NASDAQ Stock Market and the London International Financial Futures and Options Exchange. SSF contracts are standardized agreements to buy or sell 100 shares of a particular stock on a specified date in the future at a price set today, like most other futures contracts. The Funds likely will utilize SSFs to short a position in a stock when such a position is not allowed under securities market rules (i.e., no up-tick), and may also purchase long and short SSFs to hedge positions in particular stocks.

Both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when a futures contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or other liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to the other party to settle the change in value on a daily basis. Initial and variation margin payments are similar to good faith deposits or performance bonds or party-to-party payments resulting from daily changes in the value of the contract, unlike margin extended by a securities broker, and would be released or credited to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Unlike margin extended by a securities broker, initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Funds' investment limitations. A Fund will incur brokerage fees when it buys or sells futures contracts.

In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Funds will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' Custodian for the benefit of the FCM when practical or otherwise required by law.

Where applicable, the Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the U.S futures markets. Accordingly, a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets. Further to this exclusion from the status of “commodity pool operator,” the Adviser will not be registered with the CFTC or National Futures Association as a “commodity trading advisor” in reliance on an exemption from such registration for investment advisers to funds that are not commodity pools.

Although a Fund would hold cash and liquid assets in a segregated account with a mark-to-market value sufficient to cover the Fund's open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position.

The acquisition or sale of a futures contract may occur, for example, when a Fund is considering purchasing or holds equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby preventing the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, the use of futures contracts as a hedging technique allows a Fund to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and a Fund could buy equity securities on the cash market.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions, which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the Funds still may not result in a successful use of futures.

Futures contracts entail additional risks. Although a Fund will only utilize futures contracts when it believes that use of such contracts will benefit the Fund, if the Fund's investment judgment is incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a Fund. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, a buyer or seller of futures contracts could lose amounts substantially in excess of any initial margin deposits made, due to the potential for adverse price movements resulting in additional variation margin being required by such positions. However, each Fund intends to monitor its investments closely and will attempt to close its positions when the risk of loss to the Fund becomes unacceptably high.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not exactly match the Fund's current or potential investments. (The advent of SSFs may change this premise, but they are so new to the marketplace, any definitive statement as to their impact would be premature and based on theory more than fact and experience.) A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- that involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a value less than or equal to the securities it wishes to hedge or is considering purchasing. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a longer settlement period for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

ILLIQUID INVESTMENTS.  The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued, repurchase agreements which have a maturity of longer than seven days, and, generally, securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (“1933 Act”) (“Restricted Securities”).  Under the supervision of the Trustees, the Advisor determines the liquidity of the Fund’s investments, and through reports from the Advisor, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Advisor may consider various factors including (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

LENDING OF PORTFOLIO SECURITIES.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Advisor has determined are creditworthy under guidelines established by the Trustees.  In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the Advisor.  Each loan of securities will be collateralized by cash, securities, or letters of credit.  The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

OPTIONS.  The Fund may purchase and write put and call options on securities.  The Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.  The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write options on futures contracts for hedging purposes. An option on a futures contract gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, a Fund may buy a call option on a futures contract to hedge against a market advance, and a Fund might buy a put option on a futures contract to hedge against a market decline.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency that is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the call option is below the exercise price, a Fund will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. If a call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

SWAP AGREEMENTS.  The Fund may enter into interest rate, index, credit default, total return, and equity swap agreements on a standalone basis.  The Fund may also enter into options on swap agreements (swap options).  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.  Investments in unfunded credit default swaps are limited to 25% of the Fund’s assets.  The Fund may invest in excess of 75% of its assets in funded credit-linked securities that are based on credit default swaps, which would not be considered investments in swaps on a standalone basis.  See “Other Investment Policies – Credit-Linked Securities” for further discussion of the risks posed by credit-linked securities.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.  Forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.  A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms.  The Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets to avoid any potential leveraging.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.  The Fund will not enter into a swap agreement with any single party, on a standalone basis, if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets at the time of investment.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines).  Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the Fund writes a swap option, the Fund will become obligated, upon exercise of the option, to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (CEA) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodities Futures Trading Commission (CFTC).

The Fund may enter into interest rate swaps.  Interest rate swaps, in their most basic form, involve the exchange by the Fund with another party of their respective commitments to pay or receive interest.  For example, the Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments.  Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments.  Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease the Fund’s exposure to long or short-term interest rates.  For example, the Fund may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

The use of interest rate swaps, like all swap agreements, is subject to certain risks.  As with options and futures, if the portfolio manager’s prediction of interest rate movements is incorrect, the Fund’s total return will be less than if the Fund had not used swaps.  In addition, if a counterparty’s creditworthiness declines, the value of the swap would likely decline.  Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

The Fund may enter into credit default swap (CDS) contracts for investment purposes.  If the Fund is a seller in a CDS contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, the Fund would keep the stream of payments and would have no payment obligations.  As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund may enter into total return swaps.  Total return swaps are used either as substitutes for owning the physical securities that comprise a given market index or as a means of obtaining non-leveraged exposure in markets where no physical securities are available, such as an interest rate index.  Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate.  Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.  For example, the Fund can gain exposure to the broad mortgage sector by entering into a swap agreement whereby the Fund receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the 3-month LIBOR.  This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index.  Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase securities to replicate a given index.  Similar to interest rate swaps, the cash backing total return swaps are actively managed to earn a premium in excess of the floating rate paid on the swap.

The Fund may enter into equity swaps.  In an equity swap, payments on one or both sides are linked to the performance of equities or an equity index.  Equity swaps are normally used to (1) initiate and maintain cross-border equity exposures either in an index or a specific stock portfolio; (2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce, or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the prospectuses and SAI), swap agreements are generally valued by the Fund at market value.  In the case of a CDS sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

REPURCHASE AGREEMENTS.  The Fund may enter into repurchase agreements with financial institutions. The Fund will follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15 of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS.  The Fund may use reverse repurchase agreements as part of that Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund. The Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES.  The Fund also may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

STOCK INDEX FUTURES CONTRACTS.  The Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

U.S. GOVERNMENT SECURITIES.  The Fund may enter into short transactions on U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES.  The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS.  The Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

LACK OF DIVERSIFICATION.  The Fund is a non-diversified fund, which means that it has not made an election to be a “diversified” investment company under the 1940 Act.  Most mutual funds elect to be “diversified” funds that, as to 75% of their assets, cannot invest more than 5% of their assets in any one security at any given time.  A non-diversified fund is not subject to this limitation, and so it can hold a relatively small number of securities in its portfolio.  Even a non-diversified fund has to have some diversification for tax purposes, though.  Under the tax code, all mutual funds are required, at the end of each quarter of the taxable year, to have (i) at least 50% of the market value of the Fund’s total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, limited with respect to any one issuer for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

Subject to the requirements of the tax code and the Fund’s investment restrictions (see description below under “Investment Limitations”), the Fund may make significant investments in the securities of a particular issuer, select companies in a particular industry, or select companies in a sector within a particular industry.  Such a concentration of Fund investments exposes the Fund to additional risks and greater potential for significant share price fluctuation.  The Fund may or may not have a diversified portfolio of investments at any given time, and may have large amounts of assets invested in a very small number of companies, industries, or securities.  Such lack of diversification substantially increases market risks and the risk of loss associated with an investment in the Fund, because the value of each security will have a greater impact on the Fund’s performance and investment value.  When the value of a security in a non-diversified fund falls, it may have a greater impact on the fund than it would have in a diversified fund.

EARLY CLOSING RISK:  Some of the securities in which the Fund invests trade on a securities exchange.  The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund may incur substantial trading losses.

TEMPORARY DEFENSIVE POSITIONS.  As part of the Fund’s principal investment strategy, the Fund may invest up to 100% of its portfolio in Cash Positions.  In addition, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions.  In such circumstances, the Fund may also hold up to 100% of its portfolio in Cash Positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS.  As a matter of fundamental policy, the Fund may not:

(1)          Issue senior securities, except as permitted by the 1940 Act;

(2)          Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions).  For purposes of this investment restriction, the entry into options, forward contracts, reverse repurchase agreement, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)          Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)          Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)          Make loans, except to the extent permitted under the 1940 Act ,provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(6)          Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities); or

(7)          Invest 25% or more of its total assets in securities of issuers in any particular industry.  For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions, and investments in other registered investment companies are not considered to be issued by members of any industry.  In addition, utilities will be divided into “industries” according to the services they provide so that gas, gas transmission, electric and telephone utilities are considered separate industries.

NON-FUNDAMENTAL RESTRICTIONS.  The following investment limitations are not fundamental and may be changed without shareholder approval.  As a matter of non-fundamental policy, the Fund may not:

(1)          Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(2)          Make investments for the purpose of exercising control or management over a portfolio company;

(3)          Invest in securities of other registered investment companies, except as permitted under the 1940 Act, regulations thereof, or by order of the SEC;

(4)          Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(5)          Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies that invest in or sponsor such programs;

(6)          Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants; or

(7)          Invest 25% or more of its total assets in unfunded CDSs.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings.   These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

The Trust discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, the Trust discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Trust may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg, no sooner than two months after the end of each quarter/semi-annual period, a complete schedule of its portfolio holdings as of the last day of the quarter/semi-annual period.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•      The Advisor and Sub-Advisor.  Personnel of the Advisor and personnel of the Sub-Advisor, including personnel responsible for managing the Fund’s portfolios, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Advisor and the Sub-Advisor to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Advisor and Sub-Advisor personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•      Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•      The Bank of New York.  The Bank of New York is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Additions to List of Approved Recipients.  The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities to persons other than those listed before the Fund files its portfolio holdings with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential.

Compliance With Portfolio Holdings Disclosure Procedures.  The Fund’s Chief Compliance Officer will report periodically to the Board of Trustees with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board of Trustees any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor, with assistance from Avondale Investments, LLC, as sub-advisor (“Sub-Advisor”), is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.  The Advisor shall manage the Fund’s portfolio in accordance with the terms of the Investment Advisory Agreement by and between the Advisor and the Fund (“Advisory Agreement”), which is described in detail under “Management and Other Service Providers – Investment Advisor.”  The Advisor serves as investment advisor for a number of client accounts, including the Fund.

BROKERAGE SELECTION.  In selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principal is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Advisor considers a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades, and other factors that may be unique to a particular order.  Recognizing the value of these judgmental factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.  The Fund may not consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.   However, the Advisor may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians, and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases.  In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e., not related to the making of investment decisions).  Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor in connection with the Fund.  Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Advisor in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Advisor by the Fund.

The Fund may invest in securities traded in the over-the-counter market.  Transactions in the over-the-counter market are generally transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and/or execution are available elsewhere.  When a transaction involves exchange listed securities, the Advisor considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

AGGREGATED TRADES.  While investment decisions for the Fund are made independently of the Advisor’s other client accounts, the Advisor’s other client accounts may invest in the same securities as the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

PORTFOLIO TURNOVER.  The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year, as well as within a particular year.  Also, portfolio turnover may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions and the Fund may engage in short-term trading to achieve its investment objectives.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on December 10, 2003, is an open-end management investment company.  The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently consists of two series: Merit High Yield Fund and the Fund.  The shares of the Fund are divided into three classes (“Class A Shares,” “Class C Shares,” and “No Load Shares”) as described in the Prospectuses.  Additional series and/or classes may be created from time to time.  The number of shares in the Trust shall be unlimited.  When issued for payment as described in each of the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.  Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.  The Trust does not expect to have an annual meeting of shareholders.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund.  This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

TRUSTEES AND OFFICERS.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Fund, and their principal occupation during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisor are indicated in the table.  The address of each Trustee and Officer of the Trust, unless otherwise indicated, is 13905 Quail Pointe Drive, Oklahoma City, Oklahoma 73134-1002.  Trustees serve for an indefinite term.

TRUSTEES

Name, Age and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
L. Merill Bryan, Jr. (60)	Trustee	Since	Retired, Formerly Senior Vice President & Chief Information Officer of Union Pacific Corporation.	4	AdvisorOne Funds; Northern Lights Fund Trust; RAILINC Corporation; Merit Advisors Investment Trust II Fenix.
Anthony J. Hertl (55)	Trustee	Since	Consultant to small and emerging businesses since 2000; Retired, Vice President of Finance and Administration of Marymount College, Tarrytown, New York (1996-2000).	4	AdvisorOne Funds; Northern Lights Fund Trust; Satuit Capital Management Trust.; Merit Advisors Investment Trust II
Gary Lanzen (50)	Trustee	Since	President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc.	4	AdvisorOne Funds; Northern Lights Fund Trust, Merit Advisors Investment Trust II
Interested Trustees*
Michael Miola (52)*	Trustee, Chairman of the Board	Since	Chief Executive Officer and Manager, Gemini Fund Services, LLC; Co-Owner and Co-Managing Member, NorthStar Financial Services Group, LLC; Manager, of Orion Advisor Services, LLC; Manager of CLS Investment Firm, LLC; Manager, GemCom, LLC; Manager, Fund Compliance Services, LLC; President and Director, Cannon Express Corp; Private Investor and Businessman; formerly (1983- 2001) Founder and President of American Data Services, Inc.	4	AdvisorOne Funds; Constellation Trust Co.; Northern Lights Fund Trust; Merit Advisors Investment Trust II

* Mr. Miola is an interested trustee as a result of his relationship with Aquarius, principal underwriter of the Trust, a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.
Other Officers
J. Paul Cunningham (76)	President and Chief Compliance Officer	Since 3/2004	Mr. Cunningham is an Investment Advisor at the Advisor and has served as its President since 1988.	n/a	n/a
Donald L. Dillingham (42)	Vice President, Treasurer	Since 3/2004

Mr. Dillingham is an Investment Advisor at the Advisor and has served as its Vice President since 2003.  Mr. Dillingham is also an Investment Advisor at the Sub-Advisor and has served as its President since 2001.  Mr. Dillingham previously was Customer Service Manager/Institutional Investment (1999-2001) and Relationship Manager/Investments (1998-1999) at Bank One Corporation in its Investment Management Group.

				n/a	n/a
Emile R. Molineaux (42) Gemini Fund Services, LLC 150 Motor Parkway, Suite 205 Hauppauge, New York 11788	Secretary	Since 1/2005

 Mr. Molineaux has been General Counsel of Gemini Fund Services, LLC (“GFS”) since March 2004.  Mr. Molineaux was Associate General Counsel of GFS from December 2003 to March 2004.  Prior to that, Mr. Molineaux was in-house counsel to the Dreyfus Family of Funds.

				n/a	n/a
Kevin Wolf (35) Gemini Fund Services, LLC 150 Motor Parkway, Suite 205 Hauppauge, New York 11788	Asst. Secretary and Asst. Treasurer	Since 1/2005	Mr. Wolf has been Vice President of Gemini Fund Services since 2002. Prior to that, Mr. Wolf was an Assistant Vice President at Salomon Smith Barney.	n/a	n/a

Trustee Standing Committees.  The Trustees have established the following standing committee:

Audit Committee:  All of the Independent Trustees are members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.

Beneficial Equity Ownership Information.  The table below shows for each Trustee, the amount of equity securities of the Fund beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of valuation date of December 31, 2004 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies*
Independent Trustees
L. Merill Bryan, Jr.	A	A
Anthony J. Hertl	A	A
Gary Lanzen	A	A
Interested Trustees
Michael Miola	A	A

                      *Family of Investment Companies for the Merit Advisors Investment Trust.

Ownership In Fund Affiliates.  None of the Trustees who are independent, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Sub-Advisor, the Fund’s distributor or any affiliate of the Advisor, Sub-Advisor, or the Fund’s distributor.

Approval of the Investment Advisory Agreement.  As discussed in the “Investment Advisor” section below, the Trustees must specifically approve the Advisory Agreement with the Advisor and the renewal and continuance thereof.  In evaluating whether to approve the Advisory Agreement, the Trustees reviewed information and materials provided by the Advisor relating to the Advisor and its proposed services to the Fund, as well as other materials and comparative reports provided by the Fund’s other service providers, including Fund Counsel.

The Advisory Agreement with respect to the Fund was most approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on April 27, 2005. In deciding on whether to approve the Advisory Agreement, the Trustees considered numerous factors, including: (i) the nature and extent of the services provided by the Advisor; (ii) the Advisor’s personnel and methods of operating; (iii) overall expenses of the Fund, including the Expense Limitation Agreement between the Trust on behalf of the Fund and the Advisor; (iv) the financial condition of the Advisor; (v) the Advisor’s investment strategy for the Fund; and (vi) the Advisor’s investment sub-advisory contract with the Sub-Advisor (“Sub-Advisory Agreement”), including the services being provided by the Sub-Advisor.

Based upon its evaluation of the information, materials, and factors described above, the Trustees concluded for the Fund: (i) that the terms of the Advisory Agreement were reasonable and fair; (ii) that the fees to be paid to the Advisor under the Advisory Agreement and the Fund’s expense ratio as compared to similar funds are reasonable and fair; (iii) that they were satisfied with the Advisor’s proposed services, personnel, and investment strategy; (iv) that they were satisfied with the Sub-Advisory Agreement; and (v) that it was in the best interest of the Trust and the Fund to enter into the Advisory Agreement.  Therefore, the Trustees, including the Trustees who are not a party to the Advisory Agreement or interested persons of the Advisor, unanimously approved the Advisory Agreement for the Fund for an initial period of two years.

Approval of the Investment Sub-Advisory Agreement.  As discussed in the “Investment Sub-Advisor” section below, the Trustees have approved the Sub-Advisory Agreement between the Advisor and the Sub-Advisor at a meeting held on April 27, 2005.  In evaluating whether to approve the Sub-Advisory Agreement, the Trustees reviewed information and materials provided by the Advisor and Sub-Advisor relating to the Sub-Advisor and its proposed services to the Advisor and the Fund, as well as other materials and comparative reports provided by the Fund’s other service providers, including Fund Counsel.  Based upon its evaluation of the information, materials, and factors described above, the Trustees concluded for the Fund that they were satisfied with the terms and conditions of the Sub-Advisory Agreement.  Therefore, the Trustees, including the Trustees who are not a party to the Sub-Advisory Agreement or interested persons of the Sub-Advisor, unanimously approved the Sub-Advisory Agreement as it relates to the Fund for an initial period of two years.

Compensation.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Other Trustees receive $150 per Fund per meeting attended in person or by telephone.  The Trust reimburses each Trustee and Officer of the Trust for his or her travel and other expenses relating to attendance at such meetings.*

The following table sets forth an estimate of the aggregate compensation that will be received by the Trustees from the Fund and from the other registered investment companies in the Merit Advisors Investment Trust and Merit Advisors Investment Trust II.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees**
Independent Trustees
L. Merill Bryan, Jr.	$600	None	None	$1,200
Anthony J. Hertl	$600	None	None	$1,200
Gary Lanzen	$600	None	None	$1,200
Interested Trustees
Michael Miola	None	None	None	None

*    Figures are estimates for the fiscal year ending October 31, 2005.

 **Each of the Trustees serves as a Trustee to two funds of the Merit Advisors Investment Trust and the two series of the Merit Advisors Investment Trust II.

CODES OF ETHICS.  The Trust, the Advisor, and the Sub-Advisor each have adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Sub-Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code).  The code permits employees and officers of the Trust, the Advisor, and the Sub-Advisor to invest in securities, subject to certain restrictions and pre-approval requirements.  In addition, the code requires that portfolio managers and other investment personnel of the Advisor and Sub-Advisor report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

PROXY VOTING POLICIES.  To the extent that the Fund invests in voting securities, the Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees.  Copies of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund files Form N-PX with the SEC.  Form N-PX states how the Fund voted proxies for the prior twelve-month period ended June 30.  The Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-800-773-3863.  This information is also available on the SEC’s website at http://www.sec.gov.

PRINCIPAL HOLDERS OF VOTING SECURITIES.  As of the effective date of the Fund, the Fund had no outstanding shares issued.  Once the Fund is up and running, it is anticipated that principal holders’ ownership would in any event represent less than 25% of the Fund’s outstanding shares.

INVESTMENT ADVISOR.  Information about the Advisor, Merit Advisors, Inc., 13905 Quail Pointe Drive, Oklahoma City, Oklahoma 73134-1002 and its duties and compensation as Advisor to the Fund is contained in the Prospectuses.

The Advisor supervises the Fund’s investments pursuant to the Advisory Agreement.  The Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not either parties to the Advisory Agreement or interested persons of any such party, or by vote of a majority of the Fund’s outstanding voting securities.  The Advisory Agreement is terminable without penalty on 60-days’ notice by the Trustees or by vote of a majority of the outstanding voting securities of the Fund.  The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.  The Advisor is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.  A management team consisting of J. Paul Cunningham and Donald L. Dillingham is responsible for the day-to-day management of the Fund’s portfolio.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except: a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or a loss resulting from the Advisor’s reckless disregard of its duties and obligations under the Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 0.85% the Fund’s net assets.  In addition, the Advisor and the Fund have entered into an Expense Limitation Agreement under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, dividend expense on securities sold short, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under a Rule 12b-1 Plan) to not more than 1.95% of the average daily net assets of the Fund for the fiscal year ending October 31, 2005.  As a result, the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, dividend expense on securities sold short, taxes, brokerage fees and commissions and extraordinary expenses) will be limited to 2.20% of the average daily net assets of the Class A Shares of the Fund and 2.95% of the average daily net assets of the Class C Shares of the Fund.  It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Trustees of the Fund.

INVESTMENT SUB-ADVISOR.  Information about the Sub-Advisor, Avondale Investments, LLC, 211 North Robinson, Suite 200, Oklahoma City, Oklahoma 73102 and its duties and compensation as Sub-Advisor is contained in the Prospectuses.

The Sub-Advisor assists the Advisor in supervising the Fund’s investments pursuant to the Sub-Advisory Agreement.  The Sub-Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party, or by vote of a majority of the Fund’s outstanding voting securities.  The Sub-Advisory Agreement is terminable without penalty on 60-days’ notice by the Trustees, by the Advisor, or by vote of a majority of the outstanding voting securities of the Fund.  The Sub-Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Under the Sub-Advisory Agreement, the Sub-Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Sub-Advisory Agreement, except: a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Advisor in the performance of its duties; or a loss resulting from the Sub-Advisor’s reckless disregard of its duties and obligations under the Agreement.

The Sub-Advisor will receive a monthly management fee from the Advisor equal to an annual rate of 0.375% the Fund’s net assets.  The Fund does not pay a direct fee to the Sub-Advisor.

ADMINISTRATOR.  Gemini Fund Services, LLC, (“GFS” or the "Administrator"), which has its principal office at the Hauppauge Corporate Center, 150 Motor Parkway, Suite 205, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to an Administration Service Agreement with the Trust, the Administrator provides administrative services to the Fund, subject to the supervision of the Board of Trustees. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing the Fund’s tax returns, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a minimum fee of $40,000 or 10 basis points on assets up to $100 million, 8 basis points on assets greater than $100 million and less than $250 million and 6 basis points on assets greater than $250 million. The Fund also pays the Administrator for any out-of-pocket expenses.

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisers; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Fund Accounting Service Agreement, the Fund pays the Fund Accountant a base fee of $24,000 and $6,000 for each additional class plus 2 basis points on assets in excess of $25 million and less than $100 million and 1 basis point on all assets greater than $100 million. The Fund also pays the Fund Accountant for any out-of-pocket expenses.

TRANSFER AGENT.  Gemini Fund Services, LLC (“GFS” or the “Transfer Agent”), 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a Transfer Agency Service Agreement. Under the agreement, Gemini Fund Services is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

DISTRIBUTOR.  The Fund will conduct a continuous offering of its securities.  The Fund has entered into a distribution agreement with Aquarius Fund Distributors, LLC (“Aquarius” or “Distributor”). Aquarius is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.  Aquarius Fund Distributors, LLC is located at 1005 South 107th Avenue, Suite 201, Omaha, NE 68114. Aquarius acts as the underwriter and distributor of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (“Distribution Agreement”) approved by the Trustees.  In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.  The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party.

DISTRIBUTION PLAN UNDER RULE 12B-1.  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (“Plan”) for the Class A Shares and Class C Shares of the Fund (see “Management of the Fund – Distribution Plan” in the respective Prospectus for those classes of shares).  As required by Rule 12b-1, the Plan (together with the Distribution Agreement) was approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement.  The Plan provides that the Trust’s Distributor or Treasurer shall provide to the Trustees, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures.  The Trustees will take into account the expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of renewal of the Plan.

Potential benefits of the Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency fees as a percentage of assets (if the Fund has a sufficient number of accounts to exceed the minimum monthly transfer agency fees), savings to the Fund in certain operating expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization.  The continuation of the Plan must be considered by the Trustees annually.

Under the Plan the Fund may expend up to 0.25% and 1.00% of the Class A Shares’ and Class C Shares’, respectively, average daily net assets annually to pay for any activity primarily intended to result in the sale of the respective class of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.  Such expenditures paid as service fees to any person who sells shares may not exceed 0.25% of the Class A Shares’ and Class C Shares’ average annual net asset value.  The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders with respect to Class A Shares and Class C Shares of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to Class A Shares and Class C Shares of the Fund; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund; (d) training sales personnel regarding the Class A Shares and Class C Shares of the Fund; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Class A Shares and Class C Shares of the Fund.  Under the Plan, the Distributor is compensated regardless of its out-of-pocket expenditures.  The Fund does not participate in any joint distribution activities with other investment companies nor is the Fund aware of any interested person of the Fund or any director who is not an interested person of the Fund having any direct or indirect financial interest in the Plan or related agreements.

CUSTODIAN.  Bank of New York (“BONY”) serves as the custodian of the Fund's assets pursuant to a Custodian Contract by and between BONY and the Trust.  BONY’s responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custodian Contract, BONY also provides certain accounting and pricing services to the Fund; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon communications from the Adviser; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Fund. The Fund may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.  BONY’s principal place of business is One Wall Street, 25th Floor, New York, New York 10286.

INDEPENDENT AUDITORS.  The Trustees have selected the firm of Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103-3638, to serve as independent auditors for the Fund for the fiscal year ending October 31, 2005, and to audit the annual financial statements of the Fund, prepare the Fund’s federal, state and excise tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

Independent auditors will audit the financial statements of the Fund at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL.  Thompson Hine LLP, 312 Walnut Street, Suite 1400, Cincinnati, Ohio 45202, serves as legal counsel to the Trust and the Fund.

PORTFOLIO MANAGERS

J. Paul Cunningham and Donald L. Dillingham are the Portfolio Managers of the Fund.  The following table lists the number and types of accounts managed by these Portfolio Managers and assets under management in those accounts as of April 30, 2005:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($millions)	Pooled Investment Vehicle Accounts	Assets Managed ($millions)	Other Accounts	Assets Managed ($millions)	Total Assets Managed ($millions)
J. Paul Cunningham	1	45.5	0	0	142	18.1	63.9
Donald L., Dilingham	1	45.5**	0	0	0	0	0

** These assets are in the Merit High Yield Fund. Don Dillingham manages the fund’s portfolio through his RIA, Avondale Investments, LLC, for Merit Advisors, Inc.

As indicated in the table above, portfolio managers at the Advisor may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Advisor may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Advisor has adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers within the Advisor are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Advisor and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The compensation of the Advisor’s investment professionals is based on a formula that allocates the management fee between the Advisor and the Sub-Advisor, net of any expenses incurred by the Advisor in managing the mutual fund.

                                             ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Purchasing Shares” and “Redeeming Shares” in the Prospectuses for more information concerning how to purchase and redeem shares.  The following information supplements the information regarding share purchases and share redemption in the Prospectuses:

PURCHASES.  Shares of the Fund will be offered and sold on a continuous basis.  The purchase price of shares of the Fund is the net asset value next determined after the order is received.  Net asset value is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”) on days the NYSE is trading, as described under “Net Asset Value” below.  An order received prior to the time regular trading closes on the NYSE will be executed at the price computed on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price computed as of that time on the next business day.

The Fund reserves the right in its sole discretion to (i) suspend the offering of its shares, (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) reduce or to waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

SALES CHARGES.  No sales charge is imposed with respect to the Class C Shares of the Fund.  The public offering price of the Class A Shares of the Fund equals net asset value plus a sales charge.  The Distributor receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions as follows:

                                                                            Sales Charge                  Sales Charge                 Dealers Discounts and

           Amount of Transaction                            As % of Net                  As % of Public          Brokerage Commissions As

          At Public Offering Price                        Amount Invested              Offering Price            % of Public Offering Price

        Less than $50,000                                             4.99%                             4.75%                                   4.25%

        $50,000 to $99,999                                           4.71%                             4.50%                                   4.00%

        $100,000 to $249,999                                       3.63%                             3.50%                                   3.00%

        $250,000 to $499,999                                       2.56%                             2.50%                                   2.25%

        $500,000 to $999,999                                       2.04%                             2.00%                                   1.75%

        $1,000,000 and over                                         0.50%                             0.50%                                  0.25%

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.  Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.

Dealers.  The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor.  The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund.  Compensation may include financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events.  In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares.  Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc.  None of the aforementioned compensation is paid for by the Fund or its shareholders.

Reduced Sales Charges.

Concurrent Purchases.  For purposes of qualifying for a lower front-end sales charge for Class A Shares, investors have the privilege of combining concurrent purchases of the Fund and one or more future series of the Trust affiliated with the Advisor and sold with a similar or higher sales charge.  For example, if a shareholder concurrently purchases shares in one of the future series of the Trust affiliated with the Advisor and sold with a similar or higher sales charge at the total public offering price of $50,000, and purchase Class A Shares in the Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above.  This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation.  Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares at the public offering price applicable to the total of (a) the total public offering price of the Class A Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser’s combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a similar or higher sales charge.  To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent.  Investors may qualify for a lower sales charge for Class A Shares by executing a letter of intent.  A letter of intent allows an investor to purchase Class A Shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge.  Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount.  If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid.  If such difference is not paid by the investor, the Fund is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due.  On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose.  The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor’s cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period.  No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent.  Investors must notify the Fund whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the Prospectus for the Class A Shares or is otherwise available from the Fund.  This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments.  Investors may reinvest, without a sales charge, proceeds from a redemption of Class A Shares in Class A Shares or in shares of another series of the Trust affiliated with the Advisor and sold with a similar sales charge, within 90 days after the redemption.  If the other fund charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference.  In addition, the shares of the fund to be acquired must be registered for sale in the investor’s state of residence.  The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain.  If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Related Parties and Groups.  Reductions in front-end sales charges apply to purchases by a single “person,” including an individual, members of a family unit consisting of a husband, wife, and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a “qualified group.”  The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased.  For purposes of this paragraph, a qualified group consists of a “company,” as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the “related parties” of such company.  For purposes of this paragraph, a “related party” of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director, or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value.  To encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, the Advisor, and the Sub-Advisor, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor.  Clients of investment advisors and financial planners may also purchase Class A Shares at net asset value, without a sales charge, if the investment advisor or financial planner has made arrangements to permit them to do so with the Fund or the Distributor.  The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

REGULAR ACCOUNTS.  The regular account allows for voluntary investments to be made at any time and is available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others.  Investors are free to make additions and withdrawals to or from their account as often as they wish.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.  As stated in the Prospectus, share certificates are not issued.

AUTOMATIC INVESTMENT PLAN.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

REDEMPTIONS.  The Fund may suspend redemption privileges or postpone the date of payment: (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund.  No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

INVOLUNTARY REDEMPTIONS.  In addition to the situations described in the Prospectuses under “Redeeming Fund Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder’s account if the Fund is unable to verify their identity in connection with the establishment of an account.

SYSTEMATIC WITHDRAWAL PLAN.  Shareholders owning shares of the Fund valued at more than $10,000 may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”).  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested.  The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire).  Instructions for establishing this service are included in the Fund Shares Application or are available by calling the Fund.  If the shareholder prefers to receive the systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Prospectuses).  A corporation (or partnership) must also submit a "Corporate Resolution" (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60-days’ written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-877-556-3730 or by writing to:

                                                                              Merit Tactical Treasury Fund

                                                                            c/o Gemini Fund Services, LLC

                                                                           4020 South 147th Street, Suite 2

                                                                                 Omaha, Nebraska 68137

OTHER INFORMATION.  If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain.  If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

A pattern of excessive exchange transactions may, at the discretion of the Advisor, be limited by the Fund’s refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior notice (see “Purchasing Shares – Frequent Trading” in the Prospectuses).  The Trustees also reserve the right to suspend or terminate, or amend the terms of, the exchange privilege upon written notice to the shareholders.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following special shareholder services:

TRANSFER OF REGISTRATION.  To transfer shares to another owner, send a written request to the Fund at the address shown above.  Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the heading “Redeeming Shares – Signature Guarantees” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

EMPLOYEES AND AFFILIATES OF THE FUND.  The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders.  In keeping with this purpose, a reduced minimum initial investment of $1,000 applies to Trustees, officers, and employees of the Fund, the Advisor, the Sub-Advisor, and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

                                                                                    NET ASSET VALUE

The net asset value and net asset value per share of the Fund normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday, except when the NYSE closes earlier).  The Fund’s net asset value is not computed on business holidays when the NYSE is closed.  The NYSE recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of the Fund will not be calculated.

In computing the Fund’s net asset value, all liabilities incurred or accrued are deducted from its net assets.  The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share of the Fund.  The net asset value per share of each class of the Fund is calculated separately.

Values are determined according to accepted accounting practices and all laws and regulations that apply.  The assets of the Fund are valued as follows:

•      Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•      Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

•      Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•      Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•      Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

In valuing the Fund’s total assets, portfolio securities are generally valued at their market value.  Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value.  Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal price procedures are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders.  The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities or currencies.  Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund’s business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002.  These qualifying corporate dividends are taxable at long-term capital gains tax rates.  Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund, and any other series of the Trust, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year.  Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

If the Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Fund, and any other series of the Trust, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the series’ current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares.  An exchange of Fund shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2005) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI (or other applicable form) with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

APPENDIX A – DESCRIPTION OF RATINGS

The Fund will acquire from time to time certain securities and derivative securities thereof that are below the following minimum investment-grade rating criteria (“Below Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Advisor).  The various ratings used by the nationally recognized securities rating services are described below.  These summarizations are based upon publicly available information provided by the applicable rating service.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of Below Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES.  The following summarizes the various ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of the McGraw-Hill Companies, Inc.:

Long-Term Issued Credit Ratings:

S&P issue credit ratings are based in varying degrees, on the following considerations:

•      Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•      Nature of and provisions of the obligation; and

•      Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganizations, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions of S&P are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower then senior obligations, to reflect the lower priority in bankruptcy, as noted above.

               AAA – This is the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligations is extremely strong.

               AA – Debt rated AA differs from AAA issues only in a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

               A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

               BBB – Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

               BB, B, CCC, CC, and C – Debt rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

               BB – Debt rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor‘s inadequate capacity to meet its financial commitment on the obligation.

               B – Debt rated B is more vulnerable to nonpayment than debt rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

               CCC – Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

               CC – Debt rated CC are currently highly vulnerable to nonpayment.

               C – The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

               D – Debt rated D is in payment default.  The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

The ratings AA through CCC may be modified by the addition of a plus  (+) or minus (-) sign to show relative standing within these major rating categories.  The “r” symbol is attached to the rating of instruments with significant noncredit risks.  The symbol N.R. means the debt is not rated.

Bonds rated BB, B, CCC, CC and C are considered by the Advisor to be Below Investment-Grade Debt Securities.

Short-Term Issue Credit Ratings:

               A-1 – A short term debt rated A-1 is rated the highest category by S&P.  The obligor‘s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with plus (+) sign.  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

               A-2 – A short term debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

               A-3 – A short term debt rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

               B – A short term debt rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

               C – A short term debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

               D – A short term debt rated D is in payment default.  The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period.  The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY’S INVESTORS SERVICE, INC.  The following summarizes the various ratings used by Moody’s Investor Service, Inc. (“Moody’s”):

Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of by Moody’s of the relative credit risk of fix-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

               Aaa – Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

               Aa – Obligations are rated Aa are judged to be of high quality and are subject to very low credit risk.

               A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

               Baa – Obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

               Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

               B – Obligations rated B are considered speculative and are subject to high credit risk.

               Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

               Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

               C – Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s applies numerical modifiers l, 2 and 3 with respect to rating classifications rated Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates ranking in the lower end of its generic rating category.

Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions by Moody’s of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s uses the following designations to indicate the relative repayment ability of rated issuers:

               P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

               P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

               P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternative liquidity is maintained.

               NP – Issuers (or supporting institutions) rated Not Prime do not fall within the Prime rating categories.

FITCH RATINGS.  The following summarizes the various ratings used by Fitch, Inc. (“Fitch”):

Long-Term Credit Ratings:

Fitch’s International Long-Term Credit Ratings are more commonly referred to as simply “Long-Term Ratings”.  The following scale applies to foreign currency and local currency ratings.

International credit ratings assess the determination by Fitch of the capacity to meet foreign or local currency commitments.  Both foreign and local currency ratings are internationally comparable assessments.  The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction.

Investment Grade:

               AAA – Highest credit quality.  AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

               AA – Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

               A – High credit quality.  A ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

               BBB – Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

               Speculative Grade:

BB – Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B – Highly speculative.  B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business economic environment.

CCC, CC, C – High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A rating CC indicates that default of some kind appears probable.  A rating C signals imminent default.

DD, DD, D – Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50% - 90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.  Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

Short-Term Credit Ratings:

Fitch’s International Short-Term Credit Ratings are more commonly referred to as “Short-Term Ratings”.  The following scale applies to foreign currency and local currency ratings.

Fitch’s short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places emphasis on the liquidity necessary to meet financial commitments in a timely manner.

These ratings assess the determination by Fitch of the capacity to meet foreign or local currency commitments.  Both foreign and local currency ratings are internationally comparable assessments.  The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction.

               F1 – Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

               F2 – Good credit quality.  A satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C – High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon a sustained, favorable business and economic environment.

D – Default.  Denotes actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC”, nor to short-term ratings other than “F1”.  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

The Advisor considers fixed Income securities rated below BBB by S&P or Fitch, below Baa by Moody’s, or if unrated, securities which the Advisor believes are of comparable quality, to be below investment grade securities.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)   the Trust’s Proxy Voting and Disclosure Policy and

(2)   the Advisor’s Proxy Voting and Disclosure Policy.

PROXY VOTING AND DISCLOSURE POLICY

MERIT ADVISORS INVESTMENT TRUST

I.           Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that each series of shares of the Merit Advisors Investment Trust (“Trust”) listed on Exhibit A, attached hereto, (individually a “Fund” and collectively “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.          Specific Proxy Voting Policies and Procedures

A.          General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.          Delegation to Fund’s Advisor

The Board believes that Merit Advisors, Inc. (“Advisor”), as the Funds’ investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

1.    to make the proxy voting decisions for each Fund; and

2.    to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund.  The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.          Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholder (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).  In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.         Fund Disclosure

A.          Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders.  Each Fund will notify its shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.          Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve-month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

1.    The name of the issuer of the portfolio security;

2.    The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

3.    The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);

4.    The shareholder meeting date;

5.    A brief identification of the matter voted on;

6.    Whether the matter was proposed by the issuer or by a security holder;

7.    Whether the Fund cast its vote on the matter;

8.    How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

9.    Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.        Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

1.    A copy of this Policy;

2.    Proxy Statements received regarding each Fund’s securities;

3.    Records of votes cast on behalf of each Fund; and

4.    A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.          Proxy Voting Committee

A.          General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.          Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.        Other

              This Policy may be amended, from time to time, as determined by the Board.

Adopted this 22nd day of March 2004.

EXHIBIT A

Series of the Merit Advisors Investment Trust

1. Merit High Yield Fund

PROXY VOTING AND DISCLOSURE POLICY

MERIT ADVISORS, INC.

I.           Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Investment Advisers Act of 1940 (the “Advisers Act”) that address an investment adviser’s fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the “Advisers Act Amendments”).

The Advisers Act Amendments require that Merit Advisors, Inc. (“Advisor”) adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how the Advisor has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that the Advisor complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Fund, its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.          Specific Proxy Voting Policies and Procedures

In general, the Advisor does not vote proxies for clients.  However, the Advisor has two clients, the Merit Advisors Investment Trust and the Merit Advisors Investment Trust II (each a “Trust” and collectively the “Trusts”) for which the Advisor will vote proxies.  In voting proxies for the series of the Trusts (each a “Fund”) (or any other client for whom the Advisor determines to vote proxies in the future), the Advisor is committed to voting proxies in the manner that serves the best interests of the client (e.g., the Fund and its shareholders).

The following details the Advisor’s philosophy and practice regarding the voting of proxies.

A.          General

The Advisor believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

              B.         Procedures

To implement the Advisor’s proxy voting policies, the Advisor has developed the following procedures for voting proxies.

1.           Upon receipt of a corporate proxy by the Advisor, the special or annual report and the proxy are submitted to the Advisor’s proxy voting manager (the “Proxy Manager”), currently J. Paul Cunningham.

2.           The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of the Advisor’s Voting Guidelines in Section C below.  The Proxy Manager will then vote the proxies.

3.           The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act.  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in the Advisor’s files.

              C.         Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then the President or Vice President shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.         Voting Guidelines

While the Advisor’s policy is to review each proxy proposal on its individual merits, the Advisor has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  Because of the investment strategy the Advisor uses for its clients, including any Fund, it is unlikely that such clients will hold many, if any, voting securities.  However, if the Advisor is called upon to vote proxies for clients, the Advisor will follow the following guidelines:

A.          Investment Company Matters

                           1.          Election of Directors and Similar Matters

In an uncontested election, the Advisor will generally support management’s proposed directors/trustees.  In a contested election, the Advisor will evaluate proposed directors/trustees on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors or Trustees, the Advisor will review any contested proposal on its merits, but expects to generally support proposals recommended and approved by the investment company’s independent directors or trustees.

                           2.          Audit Committee Approvals

The Advisor generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.

In addition, the Advisor expects to generally support the ratification of the selection of auditors recommended and approved by the investment company’s independent directors or trustees.

                           3.          Approval of Advisory Contracts

The Advisor will seek to evaluate advisory contracts on their own merits on a case-by-case basis by reviewing, among other things, the fairness of the agreement in light of the services to be provided, the financial terms, the historical performance of the investment adviser and management’s discussion of the terms of the contract.

Notwithstanding the foregoing, the Advisory expects to generally support advisory contracts recommended and approved by an investment company’s independent directors or trustees.

                           4.          Rule 12b-1 Plans

The Advisor will seek to evaluate proposed 12b-1 Plans on their own merits on a case-by-case basis by reviewing, among other things, the fairness of the plan in light of management’s proposal, the Advisor’s evaluation of the financial and other terms of the proposal and the potential benefits of the plan to the investment company.

Notwithstanding the foregoing, the Advisor expects to generally support 12b-1 Plans recommended and approved by an investment company’s independent directors or trustees.

                           5.          Mergers

The Advisor will seek to evaluate proposed mergers of investment companies on their own merits by evaluating, among other things, the financial terms and short- and long-term economic effects of the proposed merger and its impact on shareholders and management’s discussion, and the Advisor’s review, of the reasons for the merger.

Notwithstanding the foregoing, the Advisor expects to generally support mergers recommended and approved by an investment company’s independent directors or trustees.

6.           Voting Shares Owned by the Fund

Notwithstanding any of the foregoing guidelines in Sections 1-5 above, to the extent the Fund purchases securities of other investment companies pursuant to Section 12(d)(1)(f) of the Investment Company Act of 1940, the Fund is required to vote proxies with respect to any investment company security held by it “in the same proportion as the vote of all other holders of such securities.”  Accordingly, the Advisor will vote such proxies on behalf of the Fund in accordance with the requirements of Section 12(d)(1)(F).

              B.         Operating Company Matters

                           1.          Corporate Governance

The Advisor will consider proposals involving corporate governance on a case-by-case basis, considering whether proposals tend to strengthen the independence of directors, the independence of auditors or the rights of shareholders.

Notwithstanding the foregoing, the Advisor expects to generally support proposals to:

•      In uncontested directors’ elections, approve management’s proposed directors; and

•      Ratify management’s recommendation and selection of auditors.

                           2.          Shareholder Rights

The Advisor may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis, seeking to support proposals to maintain or increase shareholder rights.

                                        Notwithstanding the foregoing, the Advisor expects to generally support proposals to:

•      Adopt confidential voting and independent tabulation of voting results; and

•      Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•      Adopt super-majority voting requirements; and

•      Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

                           3.          Anti-Takeover Measures, Corporate Restructurings and Similar Matters

The Advisor will review proposals to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term economic and financial effects of the proposal on the company.

Notwithstanding the foregoing, the Advisor expects to generally support proposals to:

•      Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

•      Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•      Adopt classified boards of directors;

•      Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

•      Require a company to consider the non-financial effects of mergers or acquisitions.

              4.          Compensation

In voting on proposals with respect to compensation, the Advisor will generally support proposals it believes will fairly compensate executives.  The Advisor will evaluate proposed stock option plans and issuances on a case-by-case basis, considering the potential dilutive effect on shareholders’ shares, the potential short and long-term economic effects on the company and shareholders and the terms of the proposed options.

Notwithstanding the foregoing, the Advisor expects to generally support proposals to:

•      Disclose compensation policies;

•      Adopt compensation packages or policies that generally link executive compensation to performance;

•      Require shareholders approval of golden parachutes;

•      Adopt golden parachutes that do not exceed 3 times the base compensation of the applicable executives;

•      Adopt executive stock option plans and stock option plans for outside directors, provided that total potential dilution (including all equity based plans) is less than 10% of shares outstanding; and

•      Adopt employee stock purchase plans, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

And expects to generally vote against proposals to:

•      Adopt stock option plans with any of the following structural features:

•      Ability to issue options with an exercise price below the stock’s current market price;

•      Ability to issue reload options; or

•      Automatic share replenishment (“evergreen”) feature.

              5.          Corporate Responsibility and Social Issues

The Advisor generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  Accordingly, the Advisor will generally abstain from voting on proposals involving corporate responsibility and social issues.  Notwithstanding the foregoing, the Advisor may vote against corporate responsibility and social issue proposals that the Advisor believes will have substantial adverse economic or other effects on a company, and the Advisor may vote for corporate responsibility and social issue proposals that the Advisor believes will have substantial positive economic or other effects on a company.

IV.        Conflicts

In cases where the Advisor is aware of a conflict between the interests of a client and the interests of the Advisor or an affiliated person of the Advisor (e.g., a portfolio company is a client or an affiliate of a client of the Advisor), the Advisor will notify the client of such conflict and will vote the client’s shares in accordance with the client’s instructions.  In the event that the Advisor does not receive instructions from the client within three business days of the notice, the Advisor may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client’s best interests.

V.          The Advisor’s Disclosure of How to Obtain Voting Information

Rule 206(4)-6 requires the Advisor to disclose in response to any client request how the client can obtain information from the Advisor on how its securities were voted.  The Advisor will disclose in Part II of its Form ADV or through a mailing to clients that clients can obtain information on how their proxies were voted by making a written request to the Advisor.  Upon receiving a written request from a client, the Advisor will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires the Advisor to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.  The Advisor will provide such a description in Part II of its Form ADV.  Upon receiving a written request from a client, the Advisor will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.        Record-keeping

The Advisor shall keep the following records for a period of at least five years, the first two in an easily accessible place:

i.     A copy of this Policy;

ii.    Proxy Statements received regarding client securities;

iii.   Records of votes cast on behalf of clients;

iv.   Any documents prepared by the Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision;

v.    Records of client requests for proxy voting information, and

vi.   With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

vii.  The Advisor shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by the Advisor as part of its records and, upon reasonable written notice, shall deliver such records to the Fund.

The Advisor may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that the Advisor has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

VII.       Amendments

This policy may be amended at any time by the Advisor, provided that material changes to this policy that affect proxy voting for the Fund shall be ratified by the Fund within four (4) months of adoption by the Advisor.

                                                                                               Amended and restated as of this 13th day of May 2004.

                              /s/ J. Paul Cunningham

                              J. Paul Cunningham

                              President

STATEMENT OF ADDITIONAL INFORMATION

Merit Tactical Treasury Fund

June 15, 2005

A series of the

MERIT ADVISORS INVESTMENT TRUST

13905 Quail Pointe Drive

Oklahoma City, Oklahoma 73134-1002

Telephone 1-877-556-3730

NO LOAD SHARES

OTHER INVESTMENT POLICIES

INVESTMENT LIMITATIONS

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

PORTFOLIO TRANSACTIONS

DESCRIPTION OF THE TRUST

MANAGEMENT AND OTHER SERVICE PROVIDERS

PORTFOLIO MANAGERS

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

SPECIAL SHAREHOLDER SERVICES

NET ASSET VALUE

ADDITIONAL TAX INFORMATION

APPENDIX A – DESCRIPTION OF RATINGS

APPENDIX B – PROXY VOTING POLICIES

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectus (“Prospectus”) for the No Load Shares dated June 15, 2005.  Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein.  Copies of the Prospectus for the No Load Shares of the Fund may be obtained at no charge by writing or calling the Fund at the address or phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                                                                        OTHER INVESTMENT POLICIES

The Merit Advisors Investment Trust (“Trust”) was organized on December 10, 2003 as a Delaware statutory trust and is registered as an open-end management investment company with the Securities and Exchange Commission (“SEC”).  The Merit Tactical Treasury Fund is a non-diversified series of the Trust.  The following policies supplement the Fund’s investment objective and policies as described in the Prospectuses for the Fund.  Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest.

GENERAL INVESTMENT RISKS.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment program will be successful.  Investors should carefully review the descriptions of the Fund’s investments and their risks described in this SAI and the Prospectuses.

EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES.  The Fund may invest up to 10% of the value of its total assets in securities of Exchange Traded Funds (“ETFs”), Unit Investment Trusts (“UITs”), Closed End Investment Companies (“CEICs”), and other types of investment companies whose investment objectives are consistent with the Fund’s investment objective.  Investing in other investment companies involves substantially the same risks to the Fund as investing directly in the investments of the underlying investment companies.  To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies.  These costs include management, brokerage, shareholder servicing, and other operational expenses.  Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.  Under applicable law and regulations the Fund cannot acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities (“3% Limitation”), securities issued by such company would have an aggregate value in excess of 5% of the Fund’s assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s assets.  Accordingly, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends or interest as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends or interest of the securities (net of expenses) up to the time of deposit.  The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Advisor believes it is in the Fund's interest to do so.  The Fund's ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (“1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There are risks associated with the investment of the Fund’s assets in fixed income ETFs, which may include credit risk, interest rate risk, maturity risk, and investment-grade securities risk.  These risks could affect the income received from and the value of a particular ETF, which could cause the Fund’s income and asset value to be reduced.

FUTURES CONTRACTS. Financial futures contracts are exchange-traded contracts on financial instruments (such as securities and foreign currencies) and securities indices that obligate the holder to take or make delivery of a specified quantity of the underlying financial instrument, or the cash value of an index, at a future date. Although futures contracts by their terms call for the delivery or acquisition of the underlying instruments or a cash payment based on the mark-to-market value of the underlying instruments, in most cases the contractual obligation will be offset before the delivery date by buying (in the case of an obligation to sell) or selling (in the case of an obligation to buy) an identical futures contract. Such a transaction cancels the original obligation to make or take delivery of the instruments.

The Funds may enter into contracts for the purchase or sale for future delivery of financial instruments, such as contracts based on financial indices including indices of U.S. Government securities, foreign government securities or equity securities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The Fund may also purchase and sell single security futures ("SSFs"), very new financial instruments traded on a totally electronic futures exchange called the NASDAQ Liffe Markets ("NQLX"), operated jointly by the NASDAQ Stock Market and the London International Financial Futures and Options Exchange. SSF contracts are standardized agreements to buy or sell 100 shares of a particular stock on a specified date in the future at a price set today, like most other futures contracts. The Funds likely will utilize SSFs to short a position in a stock when such a position is not allowed under securities market rules (i.e., no up-tick), and may also purchase long and short SSFs to hedge positions in particular stocks.

Both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when a futures contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or other liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to the other party to settle the change in value on a daily basis. Initial and variation margin payments are similar to good faith deposits or performance bonds or party-to-party payments resulting from daily changes in the value of the contract, unlike margin extended by a securities broker, and would be released or credited to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Unlike margin extended by a securities broker, initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Funds' investment limitations. A Fund will incur brokerage fees when it buys or sells futures contracts.

In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Funds will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' Custodian for the benefit of the FCM when practical or otherwise required by law.

Where applicable, the Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the U.S futures markets. Accordingly, a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets. Further to this exclusion from the status of “commodity pool operator,” the Adviser will not be registered with the CFTC or National Futures Association as a “commodity trading advisor” in reliance on an exemption from such registration for investment advisers to funds that are not commodity pools.

Although a Fund would hold cash and liquid assets in a segregated account with a mark-to-market value sufficient to cover the Fund's open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position.

The acquisition or sale of a futures contract may occur, for example, when a Fund is considering purchasing or holds equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby preventing the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, the use of futures contracts as a hedging technique allows a Fund to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and a Fund could buy equity securities on the cash market.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions, which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the Funds still may not result in a successful use of futures.

Futures contracts entail additional risks. Although a Fund will only utilize futures contracts when it believes that use of such contracts will benefit the Fund, if the Fund's investment judgment is incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a Fund. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, a buyer or seller of futures contracts could lose amounts substantially in excess of any initial margin deposits made, due to the potential for adverse price movements resulting in additional variation margin being required by such positions. However, each Fund intends to monitor its investments closely and will attempt to close its positions when the risk of loss to the Fund becomes unacceptably high.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not exactly match the Fund's current or potential investments. (The advent of SSFs may change this premise, but they are so new to the marketplace, any definitive statement as to their impact would be premature and based on theory more than fact and experience.) A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- that involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a value less than or equal to the securities it wishes to hedge or is considering purchasing. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a longer settlement period for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

ILLIQUID INVESTMENTS.  The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued, repurchase agreements which have a maturity of longer than seven days, and, generally, securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (“1933 Act”) (“Restricted Securities”).  Under the supervision of the Trustees, the Advisor determines the liquidity of the Fund’s investments, and through reports from the Advisor, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Advisor may consider various factors including (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

LENDING OF PORTFOLIO SECURITIES.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Advisor has determined are creditworthy under guidelines established by the Trustees.  In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the Advisor.  Each loan of securities will be collateralized by cash, securities, or letters of credit.  The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

OPTIONS.  The Fund may purchase and write put and call options on securities.  The Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.  The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write options on futures contracts for hedging purposes. An option on a futures contract gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, a Fund may buy a call option on a futures contract to hedge against a market advance, and a Fund might buy a put option on a futures contract to hedge against a market decline.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency that is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the call option is below the exercise price, a Fund will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. If a call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

SWAP AGREEMENTS.  The Fund may enter into interest rate, index, credit default, total return, and equity swap agreements on a standalone basis.  The Fund may also enter into options on swap agreements (swap options).  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.  Investments in unfunded credit default swaps are limited to 25% of the Fund’s assets.  The Fund may invest in excess of 75% of its assets in funded credit-linked securities that are based on credit default swaps, which would not be considered investments in swaps on a standalone basis.  See “Other Investment Policies – Credit-Linked Securities” for further discussion of the risks posed by credit-linked securities.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.  Forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.  A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms.  The Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets to avoid any potential leveraging.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.  The Fund will not enter into a swap agreement with any single party, on a standalone basis, if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets at the time of investment.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines).  Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the Fund writes a swap option, the Fund will become obligated, upon exercise of the option, to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (CEA) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodities Futures Trading Commission (CFTC).

The Fund may enter into interest rate swaps.  Interest rate swaps, in their most basic form, involve the exchange by the Fund with another party of their respective commitments to pay or receive interest.  For example, the Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments.  Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments.  Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease the Fund’s exposure to long or short-term interest rates.  For example, the Fund may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

The use of interest rate swaps, like all swap agreements, is subject to certain risks.  As with options and futures, if the portfolio manager’s prediction of interest rate movements is incorrect, the Fund’s total return will be less than if the Fund had not used swaps.  In addition, if a counterparty’s creditworthiness declines, the value of the swap would likely decline.  Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

The Fund may enter into credit default swap (CDS) contracts for investment purposes.  If the Fund is a seller in a CDS contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, the Fund would keep the stream of payments and would have no payment obligations.  As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund may enter into total return swaps.  Total return swaps are used either as substitutes for owning the physical securities that comprise a given market index or as a means of obtaining non-leveraged exposure in markets where no physical securities are available, such as an interest rate index.  Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate.  Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.  For example, the Fund can gain exposure to the broad mortgage sector by entering into a swap agreement whereby the Fund receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the 3-month LIBOR.  This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index.  Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase securities to replicate a given index.  Similar to interest rate swaps, the cash backing total return swaps are actively managed to earn a premium in excess of the floating rate paid on the swap.

The Fund may enter into equity swaps.  In an equity swap, payments on one or both sides are linked to the performance of equities or an equity index.  Equity swaps are normally used to (1) initiate and maintain cross-border equity exposures either in an index or a specific stock portfolio; (2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce, or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the prospectuses and SAI), swap agreements are generally valued by the Fund at market value.  In the case of a CDS sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

REPURCHASE AGREEMENTS.  The Fund may enter into repurchase agreements with financial institutions. The Fund will follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15 of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS.  The Fund may use reverse repurchase agreements as part of that Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund. The Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES.  The Fund also may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

STOCK INDEX FUTURES CONTRACTS.  The Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

U.S. GOVERNMENT SECURITIES.  The Fund may enter into short transactions on U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES.  The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS.  The Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

LACK OF DIVERSIFICATION.  The Fund is a non-diversified fund, which means that it has not made an election to be a “diversified” investment company under the 1940 Act.  Most mutual funds elect to be “diversified” funds that, as to 75% of their assets, cannot invest more than 5% of their assets in any one security at any given time.  A non-diversified fund is not subject to this limitation, and so it can hold a relatively small number of securities in its portfolio.  Even a non-diversified fund has to have some diversification for tax purposes, though.  Under the tax code, all mutual funds are required, at the end of each quarter of the taxable year, to have (i) at least 50% of the market value of the Fund’s total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, limited with respect to any one issuer for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

Subject to the requirements of the tax code and the Fund’s investment restrictions (see description below under “Investment Limitations”), the Fund may make significant investments in the securities of a particular issuer, select companies in a particular industry, or select companies in a sector within a particular industry.  Such a concentration of Fund investments exposes the Fund to additional risks and greater potential for significant share price fluctuation.  The Fund may or may not have a diversified portfolio of investments at any given time, and may have large amounts of assets invested in a very small number of companies, industries, or securities.  Such lack of diversification substantially increases market risks and the risk of loss associated with an investment in the Fund, because the value of each security will have a greater impact on the Fund’s performance and investment value.  When the value of a security in a non-diversified fund falls, it may have a greater impact on the fund than it would have in a diversified fund.

EARLY CLOSING RISK:  Some of the securities in which the Fund invests trade on a securities exchange.  The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund may incur substantial trading losses.

TEMPORARY DEFENSIVE POSITIONS.  As part of the Fund’s principal investment strategy, the Fund may invest up to 100% of its portfolio in Cash Positions.  In addition, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions.  In such circumstances, the Fund may also hold up to 100% of its portfolio in Cash Positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

                                                                           INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS.  As a matter of fundamental policy, the Fund may not:

(1)          Issue senior securities, except as permitted by the 1940 Act;

(2)          Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions).  For purposes of this investment restriction, the entry into options, forward contracts, reverse repurchase agreement, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)          Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)          Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)          Make loans, except to the extent permitted under the 1940 Act , provided that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(6)          Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities); or

(7)          Invest 25% or more of its total assets in securities of issuers in any particular industry.  For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions, and investments in other registered investment companies are not considered to be issued by members of any industry.  In addition, utilities will be divided into “industries” according to the services they provide so that gas, gas transmission, electric and telephone utilities are considered separate industries.

NON-FUNDAMENTAL RESTRICTIONS.  The following investment limitations are not fundamental and may be changed without shareholder approval.  As a matter of non-fundamental policy, the Fund may not:

(1)          Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(2)          Make investments for the purpose of exercising control or management over a portfolio company;

(3)          Invest in securities of other registered investment companies, except as permitted under the 1940 Act, regulations thereof, or by order of the SEC;

(4)          Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(5)          Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies that invest in or sponsor such programs;

(6)          Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants; or

(7)          Invest 25% or more of its total assets in unfunded CDSs.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings.   These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

The Trust discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, the Trust discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Trust may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg, no sooner than two months after the end of each quarter/semi-annual period, a complete schedule of its portfolio holdings as of the last day of the quarter/semi-annual period.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•      The Advisor and Sub-Advisor.  Personnel of the Advisor and personnel of the Sub-Advisor, including personnel responsible for managing the Fund’s portfolios, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Advisor and the Sub-Advisor to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Advisor and Sub-Advisor personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•      Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•      The Bank of New York.  The Bank of New York is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Additions to List of Approved Recipients.  The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities to persons other than those listed before the Fund files its portfolio holdings with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential.

Compliance With Portfolio Holdings Disclosure Procedures.  The Fund’s Chief Compliance Officer will report periodically to the Board of Trustees with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board of Trustees any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor, with assistance from Avondale Investments, LLC, as sub-advisor (“Sub-Advisor”), is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.  The Advisor shall manage the Fund’s portfolio in accordance with the terms of the Investment Advisory Agreement by and between the Advisor and the Fund (“Advisory Agreement”), which is described in detail under “Management and Other Service Providers – Investment Advisor.”  The Advisor serves as investment advisor for a number of client accounts, including the Fund.

BROKERAGE SELECTION.  In selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principal is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Advisor considers a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades, and other factors that may be unique to a particular order.  Recognizing the value of these judgmental factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.  The Fund may not consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.   However, the Advisor may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians, and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases.  In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e., not related to the making of investment decisions).  Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor in connection with the Fund.  Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Advisor in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Advisor by the Fund.

The Fund may invest in securities traded in the over-the-counter market.  Transactions in the over-the-counter market are generally transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and/or execution are available elsewhere.  When a transaction involves exchange listed securities, the Advisor considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

AGGREGATED TRADES.  While investment decisions for the Fund are made independently of the Advisor’s other client accounts, the Advisor’s other client accounts may invest in the same securities as the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

PORTFOLIO TURNOVER.  The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year, as well as within a particular year.  Also, portfolio turnover may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions and the Fund may engage in short-term trading to achieve its investment objectives.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on December 10, 2003, is an open-end management investment company.  The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently consists of two series: Merit High Yield Fund and the Fund. The shares of the Fund are divided into three classes (“Class A Shares,” “Class C Shares,” and “No Load Shares”) as described in the Prospectuses.  Additional series and/or classes may be created from time to time.  The number of shares in the Trust shall be unlimited.  When issued for payment as described in each of the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.  Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.  The Trust does not expect to have an annual meeting of shareholders.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                                                      MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund.  This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

TRUSTEES AND OFFICERS.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Fund, and their principal occupation during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisor are indicated in the table.  The address of each Trustee and Officer of the Trust, unless otherwise indicated, is 13905 Quail Pointe Drive, Oklahoma City, Oklahoma 73120-6208.  Trustees serve for an indefinite term.

TRUSTEES

Name, Age and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
L. Merill Bryan, Jr. (60)	Trustee	Since	Retired, Formerly Senior Vice President & Chief Information Officer of Union Pacific Corporation.	4	AdvisorOne Funds; Northern Lights Fund Trust; RAILINC Corporation; Merit Advisors Investment Trust II Fenix.
Anthony J. Hertl (55)	Trustee	Since	Consultant to small and emerging businesses since 2000; Retired, Vice President of Finance and Administration of Marymount College, Tarrytown, New York (1996-2000).	4	AdvisorOne Funds; Northern Lights Fund Trust; Satuit Capital Management Trust.; Merit Advisors Investment Trust II
Gary Lanzen (50)	Trustee	Since	President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc.	4	AdvisorOne Funds; Northern Lights Fund Trust, Merit Advisors Investment Trust II
Interested Trustees*
Michael Miola (52)*	Trustee, Chairman of the Board	Since	Chief Executive Officer and Manager, Gemini Fund Services, LLC; Co-Owner and Co-Managing Member, NorthStar Financial Services Group, LLC; Manager, of Orion Advisor Services, LLC; Manager of CLS Investment Firm, LLC; Manager, GemCom, LLC; Manager, Fund Compliance Services, LLC; President and Director, Cannon Express Corp; Private Investor and Businessman; formerly (1983- 2001) Founder and President of American Data Services, Inc.	4	AdvisorOne Funds; Constellation Trust Co.; Northern Lights Fund Trust; Merit Advisors Investment Trust II

* Mr. Miola is an interested trustee as a result of his relationship with Aquarius, principal underwriter of the Trust, a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.
Other Officers
J. Paul Cunningham (76)	President and Chief Compliance Officer	Since 3/2004	Mr. Cunningham is an Investment Advisor at the Advisor and has served as its President since 1988.	n/a	n/a
Donald L. Dillingham (42)	Vice President, Treasurer	Since 3/2004

Mr. Dillingham is an Investment Advisor at the Advisor and has served as its Vice President since 2003.  Mr. Dillingham is also an Investment Advisor at the Sub-Advisor and has served as its President since 2001.  Mr. Dillingham previously was Customer Service Manager/Institutional Investment (1999-2001) and Relationship Manager/Investments (1998-1999) at Bank One Corporation in its Investment Management Group.

				n/a	n/a
Emile R. Molineaux (42) Gemini Fund Services, LLC 150 Motor Parkway, Suite 205 Hauppauge, New York 11788	Secretary	Since 1/2005

 Mr. Molineaux has been General Counsel of Gemini Fund Services, LLC (“GFS”) since March 2004.  Mr. Molineaux was Associate General Counsel of GFS from December 2003 to March 2004.  Prior to that, Mr. Molineaux was in-house counsel to the Dreyfus Family of Funds.

				n/a	n/a
Kevin Wolf (35) Gemini Fund Services, LLC 150 Motor Parkway, Suite 205 Hauppauge, New York 11788	Asst. Secretary and Asst. Treasurer	Since 1/2005	Mr. Wolf has been Vice President of Gemini Fund Services since 2002. Prior to that, Mr. Wolf was an Assistant Vice President at Salomon Smith Barney.	n/a	n/a

Trustee Standing Committees.  The Trustees have established the following standing committee:

Audit Committee:  All of the Independent Trustees are members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.

Beneficial Equity Ownership Information.  The table below shows for each Trustee, the amount of equity securities of the Fund beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of valuation date of December 31, 2004 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies*
Independent Trustees
L. Merill Bryan, Jr.	A	A
Anthony J. Hertl	A	A
Gary Lanzen	A	A
Interested Trustees
Michael Miola	A	A

                      *Family of Investment Companies for the Merit Advisors Investment Trust.

Ownership In Fund Affiliates.  None of the Trustees who are independent, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Sub-Advisor, the Fund’s distributor or any affiliate of the Advisor, Sub-Advisor, or the Fund’s distributor.

Approval of the Investment Advisory Agreement.  As discussed in the “Investment Advisor” section below, the Trustees must specifically approve the Advisory Agreement with the Advisor and the renewal and continuance thereof.  In evaluating whether to approve the Advisory Agreement, the Trustees reviewed information and materials provided by the Advisor relating to the Advisor and its proposed services to the Fund, as well as other materials and comparative reports provided by the Fund’s other service providers, including Fund Counsel.

The Advisory Agreement with respect to the Fund was most approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on April 27, 2005. In deciding on whether to approve the Advisory Agreement, the Trustees considered numerous factors, including: (i) the nature and extent of the services provided by the Advisor; (ii) the Advisor’s personnel and methods of operating; (iii) overall expenses of the Fund, including the Expense Limitation Agreement between the Trust on behalf of the Fund and the Advisor; (iv) the financial condition of the Advisor; (v) the Advisor’s investment strategy for the Fund; and (vi) the Advisor’s investment sub-advisory contract with the Sub-Advisor (“Sub-Advisory Agreement”), including the services being provided by the Sub-Advisor.

Based upon its evaluation of the information, materials, and factors described above, the Trustees concluded for the Fund: (i) that the terms of the Advisory Agreement were reasonable and fair; (ii) that the fees to be paid to the Advisor under the Advisory Agreement and the Fund’s expense ratio as compared to similar funds are reasonable and fair; (iii) that they were satisfied with the Advisor’s proposed services, personnel, and investment strategy; (iv) that they were satisfied with the Sub-Advisory Agreement; and (v) that it was in the best interest of the Trust and the Fund to enter into the Advisory Agreement.  Therefore, the Trustees, including the Trustees who are not a party to the Advisory Agreement or interested persons of the Advisor, unanimously approved the Advisory Agreement for the Fund for an initial period of two years.

Approval of the Investment Sub-Advisory Agreement.  As discussed in the “Investment Sub-Advisor” section below, the Trustees have approved the Sub-Advisory Agreement between the Advisor and the Sub-Advisor at a meeting held on April 27, 2005.  In evaluating whether to approve the Sub-Advisory Agreement, the Trustees reviewed information and materials provided by the Advisor and Sub-Advisor relating to the Sub-Advisor and its proposed services to the Advisor and the Fund, as well as other materials and comparative reports provided by the Fund’s other service providers, including Fund Counsel.  Based upon its evaluation of the information, materials, and factors described above, the Trustees concluded for the Fund that they were satisfied with the terms and conditions of the Sub-Advisory Agreement.  Therefore, the Trustees, including the Trustees who are not a party to the Sub-Advisory Agreement or interested persons of the Sub-Advisor, unanimously approved the Sub-Advisory Agreement as it relates to the Fund for an initial period of two years.

Compensation.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Other Trustees receive $150 per Fund per meeting attended in person or by telephone.  The Trust reimburses each Trustee and Officer of the Trust for his or her travel and other expenses relating to attendance at such meetings.*

The following table sets forth an estimate of the aggregate compensation that will be received by the Trustees from the Fund and from the other registered investment companies in the Merit Advisors Investment Trust and Merit Advisors Investment Trust II.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees**
Independent Trustees
L. Merill Bryan, Jr.	$600	None	None	$1,200
Anthony J. Hertl	$600	None	None	$1,200
Gary Lanzen	$600	None	None	$1,200
Interested Trustees
Michael Miola	None	None	None	None

*    Figures are estimates for the fiscal year ending October 31, 2005.

 **Each of the Trustees serves as a Trustee to two funds of the Merit Advisors Investment Trust and the two series of the Merit Advisors Investment Trust II.

CODES OF ETHICS.  The Trust, the Advisor, and the Sub-Advisor each have adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Sub-Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code).  The code permits employees and officers of the Trust, the Advisor, and the Sub-Advisor to invest in securities, subject to certain restrictions and pre-approval requirements.  In addition, the code requires that portfolio managers and other investment personnel of the Advisor and Sub-Advisor report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

PROXY VOTING POLICIES.  To the extent that the Fund invests in voting securities, the Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees.  Copies of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund files Form N-PX with the SEC.  Form N-PX states how the Fund voted proxies for the prior twelve-month period ended June 30.  The Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-800-773-3863.  This information is also available on the SEC’s website at http://www.sec.gov.

PRINCIPAL HOLDERS OF VOTING SECURITIES.  As of the effective date of the Fund, the Fund had no outstanding shares issued.  Once the Fund is up and running, it is anticipated that principal holders’ ownership would in any event represent less than 25% of the Fund’s outstanding shares.

INVESTMENT ADVISOR.  Information about the Advisor, Merit Advisors, Inc., 13905 Quail Pointe Drive, Oklahoma City, Oklahoma 73134-1002 and its duties and compensation as Advisor to the Fund is contained in the Prospectuses.

The Advisor supervises the Fund’s investments pursuant to the Advisory Agreement.  The Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not either parties to the Advisory Agreement or interested persons of any such party, or by vote of a majority of the Fund’s outstanding voting securities.  The Advisory Agreement is terminable without penalty on 60-days’ notice by the Trustees or by vote of a majority of the outstanding voting securities of the Fund.  The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.  The Advisor is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.  A management team consisting of J. Paul Cunningham and Donald L. Dillingham is responsible for the day-to-day management of the Fund’s portfolio.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except: a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or a loss resulting from the Advisor’s reckless disregard of its duties and obligations under the Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 0.85% the Fund’s net assets.  In addition, the Advisor and the Fund have entered into an Expense Limitation Agreement under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, dividend expense on securities sold short, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under a Rule 12b-1 Plan) to not more than 1.95% of the average daily net assets of the Fund for the fiscal year ending October 31, 2005.  As a result, the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, dividend expense on securities sold short, taxes, brokerage fees and commissions and extraordinary expenses) will be limited to 1.95% of the average daily net assets of the No Load Shares of the Fund.  It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Trustees of the Fund.

INVESTMENT SUB-ADVISOR.  Information about the Sub-Advisor, Avondale Investments, LLC, 211 North Robinson, Suite 200, Oklahoma City, Oklahoma 73102 and its duties and compensation as Sub-Advisor is contained in the Prospectuses.

The Sub-Advisor assists the Advisor in supervising the Fund’s investments pursuant to the Sub-Advisory Agreement.  The Sub-Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party, or by vote of a majority of the Fund’s outstanding voting securities.  The Sub-Advisory Agreement is terminable without penalty on 60-days’ notice by the Trustees, by the Advisor, or by vote of a majority of the outstanding voting securities of the Fund.  The Sub-Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Under the Sub-Advisory Agreement, the Sub-Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Sub-Advisory Agreement, except: a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Advisor in the performance of its duties; or a loss resulting from the Sub-Advisor’s reckless disregard of its duties and obligations under the Agreement.

The Sub-Advisor will receive a monthly management fee from the Advisor equal to an annual rate of 0.375% the Fund’s net assets.  The Fund does not pay a direct fee to the Sub-Advisor.

ADMINISTRATOR.  Gemini Fund Services, LLC, (“GFS” or the "Administrator"), which has its principal office at the Hauppauge Corporate Center, 150 Motor Parkway, Suite 205, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to an Administration Service Agreement with the Trust, the Administrator provides administrative services to the Fund, subject to the supervision of the Board of Trustees. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing the Fund’s tax returns, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a minimum fee of $40,000 or 10 basis points on assets up to $100 million, 8 basis points on assets greater than $100 million and less than $250 million and 6 basis points on assets greater than $250 million. The Fund also pays the Administrator for any out-of-pocket expenses.

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisers; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Fund Accounting Service Agreement, the Fund pays the Fund Accountant a base fee of $24,000 and $6,000 for each additional class plus 2 basis points on assets in excess of $25 million and less than $100 million and 1 basis point on all assets greater than $100 million. The Fund also pays the Fund Accountant for any out-of-pocket expenses.

TRANSFER AGENT.  Gemini Fund Services, LLC (“GFS” or the “Transfer Agent”), 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a Transfer Agency Service Agreement. Under the agreement, Gemini Fund Services is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

DISTRIBUTOR.  The Fund will conduct a continuous offering of its securities.  The Fund has entered into a distribution agreement with Aquarius Fund Distributors, LLC (“Aquarius” or “Distributor”). Aquarius is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.  Aquarius Fund Distributors, LLC is located at 1005 South 107th Avenue, Suite 201, Omaha, NE 68114. Aquarius acts as the underwriter and distributor of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (“Distribution Agreement”) approved by the Trustees.  In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.  The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party.

CUSTODIAN.  Bank of New York (“BONY”) serves as the custodian of the Fund's assets pursuant to a Custodian Contract by and between BONY and the Trust.  BONY’s responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custodian Contract, BONY also provides certain accounting and pricing services to the Fund; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon communications from the Adviser; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Fund. The Fund may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.  BONY’s principal place of business is One Wall Street, 25th Floor, New York, New York 10286.

INDEPENDENT AUDITORS.  The Trustees have selected the firm of Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103-3638, to serve as independent auditors for the Fund for the fiscal year ending October 31, 2005, and to audit the annual financial statements of the Fund, prepare the Fund’s federal, state and excise tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

Independent auditors will audit the financial statements of the Fund at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL.  Thompson Hine LLP, 312 Walnut Street, Suite 1400, Cincinnati, Ohio 45202, serves as legal counsel to the Trust and the Fund.

PORTFOLIO MANAGERS

J. Paul Cunningham and Donald L. Dillingham are the Portfolio Managers of the Fund.  The following table lists the number and types of accounts managed by these Portfolio Managers and assets under management in those accounts as of April 30, 2005:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($millions)	Pooled Investment Vehicle Accounts	Assets Managed ($millions)	Other Accounts	Assets Managed ($millions)	Total Assets Managed ($millions)
J. Paul Cunningham	1	45.5	0	0	142	18.1	63.9
Donald L., Dilingham	1	45.5**	0	0	0	0	0

** These assets are in the Merit High Yield Fund. Don Dillingham manages the fund’s portfolio through his RIA, Avondale Investments, LLC, for Merit Advisors, Inc.

As indicated in the table above, portfolio managers at the Advisor may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Advisor may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Advisor has adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers within the Advisor are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Advisor and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The compensation of the Advisor’s investment professionals is based on a formula that allocates the management fee between the Advisor and the Sub-Advisor, net of any expenses incurred by the Advisor in managing the mutual fund.

                                             ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Purchasing Shares” and “Redeeming Shares” in the Prospectuses for more information concerning how to purchase and redeem shares.  The following information supplements the information regarding share purchases and share redemption in the Prospectuses:

PURCHASES.  Shares of the Fund will be offered and sold on a continuous basis.  The purchase price of shares of the Fund is the net asset value next determined after the order is received.  Net asset value is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”) on days the NYSE is trading, as described under “Net Asset Value” below.  An order received prior to the time regular trading closes on the NYSE will be executed at the price computed on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price computed as of that time on the next business day.

The Fund reserves the right in its sole discretion to (i) suspend the offering of its shares, (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) reduce or to waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

REGULAR ACCOUNTS.  The regular account allows for voluntary investments to be made at any time and is available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others.  Investors are free to make additions and withdrawals to or from their account as often as they wish.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.  As stated in the Prospectus, share certificates are not issued.

AUTOMATIC INVESTMENT PLAN.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

REDEMPTIONS.  The Fund may suspend redemption privileges or postpone the date of payment: (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund.  No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

INVOLUNTARY REDEMPTIONS.  In addition to the situations described in the Prospectuses under “Redeeming Fund Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder’s account if the Fund is unable to verify their identity in connection with the establishment of an account.

SYSTEMATIC WITHDRAWAL PLAN.  Shareholders owning shares of the Fund valued at more than $10,000 may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”).  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested.  The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire).  Instructions for establishing this service are included in the Fund Shares Application or are available by calling the Fund.  If the shareholder prefers to receive the systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Prospectuses).  A corporation (or partnership) must also submit a "Corporate Resolution" (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60-days’ written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-877-556-3730 or by writing to:

                                                                              Merit Tactical Treasury Fund

                                                                            c/o Gemini Fund Services, LLC

                                                                           4020 South 147th Street, Suite 2

                                                                                 Omaha, Nebraska 68137

OTHER INFORMATION.  If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain.  If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

A pattern of excessive exchange transactions may, at the discretion of the Advisor, be limited by the Fund’s refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior notice (see “Purchasing Shares – Frequent Trading” in the Prospectuses).  The Trustees also reserve the right to suspend or terminate, or amend the terms of, the exchange privilege upon written notice to the shareholders.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following special shareholder services:

TRANSFER OF REGISTRATION.  To transfer shares to another owner, send a written request to the Fund at the address shown above.  Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the heading “Redeeming Shares – Signature Guarantees” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

EMPLOYEES AND AFFILIATES OF THE FUND.  The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders.  In keeping with this purpose, a reduced minimum initial investment of $1,000 applies to Trustees, officers, and employees of the Fund, the Advisor, the Sub-Advisor, and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

                                                                                    NET ASSET VALUE

The net asset value and net asset value per share of the Fund normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday, except when the NYSE closes earlier).  The Fund’s net asset value is not computed on business holidays when the NYSE is closed.  The NYSE recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of the Fund will not be calculated.

In computing the Fund’s net asset value, all liabilities incurred or accrued are deducted from its net assets.  The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share of the Fund.  The net asset value per share of each class of the Fund is calculated separately.

Values are determined according to accepted accounting practices and all laws and regulations that apply.  The assets of the Fund are valued as follows:

•      Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•      Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

•      Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•      Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•      Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

In valuing the Fund’s total assets, portfolio securities are generally valued at their market value.  Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value.  Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal price procedures are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders.  The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities or currencies.  Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund’s business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002.  These qualifying corporate dividends are taxable at long-term capital gains tax rates.  Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund, and any other series of the Trust, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year.  Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

If the Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Fund, and any other series of the Trust, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the series’ current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares.  An exchange of Fund shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2005) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI (or other applicable form) with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

APPENDIX A – DESCRIPTION OF RATINGS

The Fund will acquire from time to time certain securities and derivative securities thereof that are below the following minimum investment-grade rating criteria (“Below Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Advisor).  The various ratings used by the nationally recognized securities rating services are described below.  These summarizations are based upon publicly available information provided by the applicable rating service.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of Below Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES.  The following summarizes the various ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of the McGraw-Hill Companies, Inc.:

Long-Term Issued Credit Ratings:

S&P issue credit ratings are based in varying degrees, on the following considerations:

•      Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•      Nature of and provisions of the obligation; and

•      Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganizations, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions of S&P are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower then senior obligations, to reflect the lower priority in bankruptcy, as noted above.

               AAA – This is the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligations is extremely strong.

               AA – Debt rated AA differs from AAA issues only in a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

               A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

               BBB – Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

               BB, B, CCC, CC, and C – Debt rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

               BB – Debt rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor‘s inadequate capacity to meet its financial commitment on the obligation.

               B – Debt rated B is more vulnerable to nonpayment than debt rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

               CCC – Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

               CC – Debt rated CC are currently highly vulnerable to nonpayment.

               C – The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

               D – Debt rated D is in payment default.  The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

The ratings AA through CCC may be modified by the addition of a plus  (+) or minus (-) sign to show relative standing within these major rating categories.  The “r” symbol is attached to the rating of instruments with significant noncredit risks.  The symbol N.R. means the debt is not rated.

Bonds rated BB, B, CCC, CC and C are considered by the Advisor to be Below Investment-Grade Debt Securities.

Short-Term Issue Credit Ratings:

               A-1 – A short term debt rated A-1 is rated the highest category by S&P.  The obligor‘s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with plus (+) sign.  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

               A-2 – A short term debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

               A-3 – A short term debt rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

               B – A short term debt rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

               C – A short term debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

               D – A short term debt rated D is in payment default.  The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period.  The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY’S INVESTORS SERVICE, INC.  The following summarizes the various ratings used by Moody’s Investor Service, Inc. (“Moody’s”):

Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of by Moody’s of the relative credit risk of fix-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

               Aaa – Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

               Aa – Obligations are rated Aa are judged to be of high quality and are subject to very low credit risk.

               A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

               Baa – Obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

               Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

               B – Obligations rated B are considered speculative and are subject to high credit risk.

               Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

               Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

               C – Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s applies numerical modifiers l, 2 and 3 with respect to rating classifications rated Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates ranking in the lower end of its generic rating category.

Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions by Moody’s of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s uses the following designations to indicate the relative repayment ability of rated issuers:

               P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

               P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

               P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternative liquidity is maintained.

               NP – Issuers (or supporting institutions) rated Not Prime do not fall within the Prime rating categories.

FITCH RATINGS.  The following summarizes the various ratings used by Fitch, Inc. (“Fitch”):

Long-Term Credit Ratings:

Fitch’s International Long-Term Credit Ratings are more commonly referred to as simply “Long-Term Ratings”.  The following scale applies to foreign currency and local currency ratings.

International credit ratings assess the determination by Fitch of the capacity to meet foreign or local currency commitments.  Both foreign and local currency ratings are internationally comparable assessments.  The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction.

Investment Grade:

               AAA – Highest credit quality.  AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

               AA – Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

               A – High credit quality.  A ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

               BBB – Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

               Speculative Grade:

BB – Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B – Highly speculative.  B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business economic environment.

CCC, CC, C – High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A rating CC indicates that default of some kind appears probable.  A rating C signals imminent default.

DD, DD, D – Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50% - 90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.  Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

Short-Term Credit Ratings:

Fitch’s International Short-Term Credit Ratings are more commonly referred to as “Short-Term Ratings”.  The following scale applies to foreign currency and local currency ratings.

Fitch’s short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places emphasis on the liquidity necessary to meet financial commitments in a timely manner.

These ratings assess the determination by Fitch of the capacity to meet foreign or local currency commitments.  Both foreign and local currency ratings are internationally comparable assessments.  The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction.

               F1 – Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

               F2 – Good credit quality.  A satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C – High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon a sustained, favorable business and economic environment.

D – Default.  Denotes actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC”, nor to short-term ratings other than “F1”.  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

The Advisor considers fixed Income securities rated below BBB by S&P or Fitch, below Baa by Moody’s, or if unrated, securities which the Advisor believes are of comparable quality, to be below investment grade securities.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)   the Trust’s Proxy Voting and Disclosure Policy and

(2)   the Advisor’s Proxy Voting and Disclosure Policy.

PROXY VOTING AND DISCLOSURE POLICY

MERIT ADVISORS INVESTMENT TRUST

I.           Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that each series of shares of the Merit Advisors Investment Trust (“Trust”) listed on Exhibit A, attached hereto, (individually a “Fund” and collectively “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.          Specific Proxy Voting Policies and Procedures

A.          General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.          Delegation to Fund’s Advisor

The Board believes that Merit Advisors, Inc. (“Advisor”), as the Funds’ investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

1.    to make the proxy voting decisions for each Fund; and

2.    to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund.  The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.          Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholder (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).  In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.         Fund Disclosure

A.          Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders.  Each Fund will notify its shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.          Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve-month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

1.    The name of the issuer of the portfolio security;

2.    The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

3.    The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);

4.    The shareholder meeting date;

5.    A brief identification of the matter voted on;

6.    Whether the matter was proposed by the issuer or by a security holder;

7.    Whether the Fund cast its vote on the matter;

8.    How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

9.    Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.        Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

1.    A copy of this Policy;

2.    Proxy Statements received regarding each Fund’s securities;

3.    Records of votes cast on behalf of each Fund; and

4.    A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.          Proxy Voting Committee

A.          General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.          Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.        Other

              This Policy may be amended, from time to time, as determined by the Board.

Adopted this 22nd day of March 2004.

EXHIBIT A

Series of the Merit Advisors Investment Trust

1. Merit High Yield Fund

PROXY VOTING AND DISCLOSURE POLICY

MERIT ADVISORS, INC.

I.           Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Investment Advisers Act of 1940 (the “Advisers Act”) that address an investment adviser’s fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the “Advisers Act Amendments”).

The Advisers Act Amendments require that Merit Advisors, Inc. (“Advisor”) adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how the Advisor has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that the Advisor complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Fund, its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.          Specific Proxy Voting Policies and Procedures

In general, the Advisor does not vote proxies for clients.  However, the Advisor has two clients, the Merit Advisors Investment Trust and the Merit Advisors Investment Trust II (each a “Trust” and collectively the “Trusts”) for which the Advisor will vote proxies.  In voting proxies for the series of the Trusts (each a “Fund”) (or any other client for whom the Advisor determines to vote proxies in the future), the Advisor is committed to voting proxies in the manner that serves the best interests of the client (e.g., the Fund and its shareholders).

The following details the Advisor’s philosophy and practice regarding the voting of proxies.

A.          General

The Advisor believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

              B.         Procedures

To implement the Advisor’s proxy voting policies, the Advisor has developed the following procedures for voting proxies.

1.           Upon receipt of a corporate proxy by the Advisor, the special or annual report and the proxy are submitted to the Advisor’s proxy voting manager (the “Proxy Manager”), currently J. Paul Cunningham.

2.           The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of the Advisor’s Voting Guidelines in Section C below.  The Proxy Manager will then vote the proxies.

3.           The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act.  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in the Advisor’s files.

              C.         Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then the President or Vice President shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.         Voting Guidelines

While the Advisor’s policy is to review each proxy proposal on its individual merits, the Advisor has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  Because of the investment strategy the Advisor uses for its clients, including any Fund, it is unlikely that such clients will hold many, if any, voting securities.  However, if the Advisor is called upon to vote proxies for clients, the Advisor will follow the following guidelines:

A.          Investment Company Matters

                           1.          Election of Directors and Similar Matters

In an uncontested election, the Advisor will generally support management’s proposed directors/trustees.  In a contested election, the Advisor will evaluate proposed directors/trustees on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors or Trustees, the Advisor will review any contested proposal on its merits, but expects to generally support proposals recommended and approved by the investment company’s independent directors or trustees.

                           2.          Audit Committee Approvals

The Advisor generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.

In addition, the Advisor expects to generally support the ratification of the selection of auditors recommended and approved by the investment company’s independent directors or trustees.

                           3.          Approval of Advisory Contracts

The Advisor will seek to evaluate advisory contracts on their own merits on a case-by-case basis by reviewing, among other things, the fairness of the agreement in light of the services to be provided, the financial terms, the historical performance of the investment adviser and management’s discussion of the terms of the contract.

Notwithstanding the foregoing, the Advisory expects to generally support advisory contracts recommended and approved by an investment company’s independent directors or trustees.

                           4.          Rule 12b-1 Plans

The Advisor will seek to evaluate proposed 12b-1 Plans on their own merits on a case-by-case basis by reviewing, among other things, the fairness of the plan in light of management’s proposal, the Advisor’s evaluation of the financial and other terms of the proposal and the potential benefits of the plan to the investment company.

Notwithstanding the foregoing, the Advisor expects to generally support 12b-1 Plans recommended and approved by an investment company’s independent directors or trustees.

                           5.          Mergers

The Advisor will seek to evaluate proposed mergers of investment companies on their own merits by evaluating, among other things, the financial terms and short- and long-term economic effects of the proposed merger and its impact on shareholders and management’s discussion, and the Advisor’s review, of the reasons for the merger.

Notwithstanding the foregoing, the Advisor expects to generally support mergers recommended and approved by an investment company’s independent directors or trustees.

6.           Voting Shares Owned by the Fund

Notwithstanding any of the foregoing guidelines in Sections 1-5 above, to the extent the Fund purchases securities of other investment companies pursuant to Section 12(d)(1)(f) of the Investment Company Act of 1940, the Fund is required to vote proxies with respect to any investment company security held by it “in the same proportion as the vote of all other holders of such securities.”  Accordingly, the Advisor will vote such proxies on behalf of the Fund in accordance with the requirements of Section 12(d)(1)(F).

              B.         Operating Company Matters

                           1.          Corporate Governance

The Advisor will consider proposals involving corporate governance on a case-by-case basis, considering whether proposals tend to strengthen the independence of directors, the independence of auditors or the rights of shareholders.

Notwithstanding the foregoing, the Advisor expects to generally support proposals to:

•      In uncontested directors’ elections, approve management’s proposed directors; and

•      Ratify management’s recommendation and selection of auditors.

                           2.          Shareholder Rights

The Advisor may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis, seeking to support proposals to maintain or increase shareholder rights.

                                        Notwithstanding the foregoing, the Advisor expects to generally support proposals to:

•      Adopt confidential voting and independent tabulation of voting results; and

•      Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•      Adopt super-majority voting requirements; and

•      Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

                           3.          Anti-Takeover Measures, Corporate Restructurings and Similar Matters

The Advisor will review proposals to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term economic and financial effects of the proposal on the company.

Notwithstanding the foregoing, the Advisor expects to generally support proposals to:

•      Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

•      Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•      Adopt classified boards of directors;

•      Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

•      Require a company to consider the non-financial effects of mergers or acquisitions.

              4.          Compensation

In voting on proposals with respect to compensation, the Advisor will generally support proposals it believes will fairly compensate executives.  The Advisor will evaluate proposed stock option plans and issuances on a case-by-case basis, considering the potential dilutive effect on shareholders’ shares, the potential short and long-term economic effects on the company and shareholders and the terms of the proposed options.

Notwithstanding the foregoing, the Advisor expects to generally support proposals to:

•      Disclose compensation policies;

•      Adopt compensation packages or policies that generally link executive compensation to performance;

•      Require shareholders approval of golden parachutes;

•      Adopt golden parachutes that do not exceed 3 times the base compensation of the applicable executives;

•      Adopt executive stock option plans and stock option plans for outside directors, provided that total potential dilution (including all equity based plans) is less than 10% of shares outstanding; and

•      Adopt employee stock purchase plans, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

And expects to generally vote against proposals to:

•      Adopt stock option plans with any of the following structural features:

•      Ability to issue options with an exercise price below the stock’s current market price;

•      Ability to issue reload options; or

•      Automatic share replenishment (“evergreen”) feature.

              5.          Corporate Responsibility and Social Issues

The Advisor generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  Accordingly, the Advisor will generally abstain from voting on proposals involving corporate responsibility and social issues.  Notwithstanding the foregoing, the Advisor may vote against corporate responsibility and social issue proposals that the Advisor believes will have substantial adverse economic or other effects on a company, and the Advisor may vote for corporate responsibility and social issue proposals that the Advisor believes will have substantial positive economic or other effects on a company.

IV.        Conflicts

In cases where the Advisor is aware of a conflict between the interests of a client and the interests of the Advisor or an affiliated person of the Advisor (e.g., a portfolio company is a client or an affiliate of a client of the Advisor), the Advisor will notify the client of such conflict and will vote the client’s shares in accordance with the client’s instructions.  In the event that the Advisor does not receive instructions from the client within three business days of the notice, the Advisor may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client’s best interests.

V.          The Advisor’s Disclosure of How to Obtain Voting Information

Rule 206(4)-6 requires the Advisor to disclose in response to any client request how the client can obtain information from the Advisor on how its securities were voted.  The Advisor will disclose in Part II of its Form ADV or through a mailing to clients that clients can obtain information on how their proxies were voted by making a written request to the Advisor.  Upon receiving a written request from a client, the Advisor will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires the Advisor to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.  The Advisor will provide such a description in Part II of its Form ADV.  Upon receiving a written request from a client, the Advisor will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.        Record-keeping

The Advisor shall keep the following records for a period of at least five years, the first two in an easily accessible place:

i.     A copy of this Policy;

ii.    Proxy Statements received regarding client securities;

iii.   Records of votes cast on behalf of clients;

iv.   Any documents prepared by the Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision;

v.    Records of client requests for proxy voting information, and

vi.   With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

vii.  The Advisor shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by the Advisor as part of its records and, upon reasonable written notice, shall deliver such records to the Fund.

The Advisor may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that the Advisor has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

VII.       Amendments

This policy may be amended at any time by the Advisor, provided that material changes to this policy that affect proxy voting for the Fund shall be ratified by the Fund within four (4) months of adoption by the Advisor.

                                                                                               Amended and restated as of this 13th day of May 2004.

                              /s/ J. Paul Cunningham

                              J. Paul Cunningham

                              President